UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2004 - June 30, 2004

Item 1: Reports to Shareholders

2004 Semiannual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests primarily in a limited number of small-cap companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

  Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
  In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
  A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stock-holder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
  The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
  Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 19.

THE  ROYCE  FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, over a two-to five-year period, resulting in capital appreciation for Fund investors.

IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and market value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

	NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2004
	FUND	2ND QUARTER 2004*	JAN-JUNE 2004*	1-YEAR	3-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	INCEPTION DATE

	Royce Value Trust	2.38%	9.58%	35.60%	9.12%	13.24%	13.94%	12.59%	11/26/86
	Royce Micro-Cap Trust	0.79	8.36	41.25	13.88	16.96	15.08	14.37	12/14/93
	Royce Focus Trust	1.67	10.60	43.84	13.90	14.43	n.a.	12.91	11/1/96**
	Russell 2000	0.47	6.76	33.37	6.24	6.63	10.93

	Royce Value Trust’s 15-year NAV average annual total return for the period ended 6/30/04 was 12.88%.

*	Not annualized.
**	Date Royce & Associates, LLC assumed investment management responsibility.

NOTES TO PERFORMANCE, STATISTICAL AND OTHER INFORMATION IN THIS REPORT
     The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2004 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception on 12/31/78, value outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage during the downturn (3/9/00 - 10/9/02) and through June 30, 2004.

	PRIOR PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 10/9/02	TROUGH-TO-CURRENT 10/9/02 – 06/30/04	PEAK-TO-CURRENT 3/9/00 – 6/30/04	PRIOR PEAK-TO-CURRENT 4/21/98 – 6/30/04
Russell 2000	26.3%	-44.1%	84.8%	3.3%	30.4%

Russell 2000 Value	-12.7	2.0	83.1	86.7	63.0

Russell 2000 Growth	64.8	-68.4	86.7	-41.0	-2.8

NAV CUMULATIVE TOTAL RETURN

Royce Value Trust	10.0	-12.2	83.5	61.2	77.3

Royce Micro-Cap Trust	10.6	-13.6	99.8	72.6	91.0

Royce Focus Trust	-10.7	-4.9	105.1	95.1	74.3

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through June 30, 2004, growth led value during the rally from the October low. All three Royce Funds posted total returns of more than 80% during this period, with Royce Micro-Cap Trust and Royce Focus Trust outperforming the Russell 2000.

PEAK-TO-CURRENT: From March 9, 2000 through June 30, 2004, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (3.3%) and all have provided positive performance. When current cycle returns are combined with those of the prior full market cycle, a period which includes both the pre-bubble rally and the ensuing bear market, value’s positive results compare favorably against growth’s negative results. During this period, all three Royce Funds outperformed the Russell 2000 Value’s 63.0% return.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and market value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 3

LETTER TO OUR STOCKHOLDERS

Charles M. Royce, President

In our annual and semiannual reports, we feature two-page spreads that examine various aspects of a fund’s performance and portfolio diagnostics. One of these diagnostic measures is “Weighted Average P/B Ratio.”
“P/B” stands for “price to book,” “price” being a stock’s price as of the date of the reports and “book” referring to the company’s book value.
Book value, which can be computed through an analysis of the balance sheet, is sometimes called “equity,” “shareholders’ equity” or “book liquidation value.” It represents the net worth based on book value of a company and is calculated by subtracting the business’s liabilities from its total assets. One reason that many investment professionals find book value significant is that it measures the value of
(continued on page 6)

THE IMPERFECT STORM

T wo thousand four set sail swimmingly. Mostly rising stock prices seemed to promise that 2003’s rally would continue without interruption into the new year. Soon, however, storm clouds appeared that darkened the sunny view of the ongoing bull market. As there had been in 2003, whispers were heard on Wall Street about bear market rallies and a poor earnings picture that could not justify then-current equity prices. Yet almost as quickly as the skies went gray, a bit of bright light broke through again, and stock prices sailed forward, though on choppier waters. The economy continued to grow, and the worrisome international picture did not seem to generate sufficient undertow to pull stock prices lower, at least not for very long. But if foreign affairs were not capable of depressing prices, what about the specter of rising interest rates, a ghostly shadow that had been looming over the stock market since at least the summer of 2003? Was the rising wave of a recovering economy strong enough to counteract two potential bear market makers? Would it calm the growing tide of discontent that seemed to affect more and more investors each day as the first half drew to a close?
     With 2004 at the halfway mark, there are still no clear answers to these questions. More importantly, the resulting uncertainty has left many small-cap investors feeling stranded in tumultuous waters, casting about for calm seas, cloudless skies and a steady course. None seem forthcoming as of this writing. About the only thing that does seem clear is the stock market’s utter unpredictability. This goes beyond the daily movement in prices; it has more to do with an overall lack of direction for equities. For anyone whose investment experiences began in the mid-’90s or later, such a period probably feels very odd. With

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

obvious exceptions (such as the third quarter of 1998 or the first of 1999 and 2000), much of the last 10 years has been characterized by more or less clearly demarcated bull or bear market periods. Although there was spirited debate about how much longer either might last, no one seemed to be asking, “What kind of market are we in right now?” But this is exactly the question to which investors have been craving an answer since at least February of this year. The frustration of not receiving a response seems palpable as prices rise one day then fall the next, rise again, then fall once more. It’s as if several small fleets were scurrying across choppy waters in one direction before being rapidly pulled off course, then tacking to the first course again, desperate for a smooth and lengthy current toward “Equity Treasure Island.”
     Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns. Yet it seems to us that the storm-tossed seas of the first half of 2004 are likely to remain with us for at least the next several months. Investors may simply need to accept feeling lost at sea until the market establishes a more consistent direction; otherwise, increased frustration could result in even higher levels of volatility. The feeling is comparable to the disorientation that often sets in when, at a certain distance from land, you can no longer sense the shore unless you’re an experienced sailor. We suspect that many investors have had this frightening sensation lately, which is one reason why the market looks good for a brief period before suddenly lurching in the opposite direction. Our own take is that unsettled weather on the high seas is all part of the cyclical nature of equity investing. The most baffled investors are probably those wedded to investing as a form of instant gratification, yet from our perspective there are far worse things than the opportunity to potentially compound at mid single digits per year.

Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns.

FLEETS AND FLOTILLAS

     The market’s susceptibility to waves and whirlpools affected equities of all sizes, from the most massive ships to the tiniest dinghies. For the six-month period ended 6/30/04, none of the major indices achieved a double-digit return, though the small-cap oriented Russell 2000 (+6.8%) managed to stay ahead of both the large-cap S&P 500 (+3.4%) and the more tech-oriented Nasdaq Composite (+2.2%). Small-cap’s advantage came from its firstquarter performance, in which its 6.3% return outpaced that of both other indices (+1.7% and -0.5%, respectively). In the second quarter, after having outperformed the S&P 500 for four consecutive quarters, the Russell 2000 (+0.5%) lost ground both to the large-cap index

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 5

the company’s assets that shareholders would theoretically receive if a company were liquidated at the value as
stated on the balance sheet.

The price-to-book ratio is one of the traditional ways by which value investors seek to determine whether or not a company is undervalued. The ratio compares the market’s assessment of a company’s worth, as measured by its stock price, to the net value of the company as expressed by its book value. If a price-to-book ratio is high, it means that the stock market has placed a high premium on the business above and beyond the value of its net assets as reflected on the balance sheet. For example, if the book value of a firm is $5 per share, but its current price is $10 per share, its price-to-book ratio would be 2.0x (10/5). If the stock price moves higher, but the book value remains the same, declines or grows more slowly, then the stock becomes more expensive in relation to its book value.
Conversely, if a

(continued on page 8)

LETTER TO OUR STOCKHOLDERS

(+1.7%) and to the Nasdaq Composite (+2.7%). The second quarter also included the largest decline for the Russell 2000 since the first quarter of 2003. From 4/5/04 through 5/17/04, the small-cap index fell 11.6%. However, the intermediate-term news for the asset class was more encouraging. The Russell 2000 outperformed the S&P 500 for the one-, three- and five-year periods ended 6/30/04.
     Although small-cap was a market leader through the bear market of 2000 and during the subsequent rally that kicked off in October 2002, we were not surprised by either its modest year-to-date results or its relative second-quarter stall. In our view, one consequence of the currently volatile market is likely to be a more or less regular rotation in leadership between small- and large-cap stocks. And while we still feel confident about the prospects for small-cap outperforming large-cap for the decade taken as whole, it must be admitted that at least part of this confidence is owing to the strong head start that small-cap has so far enjoyed from the beginning of 2000 through the end of June 2004. We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

VESSELS OF VALUE

     In contrast to their practice of often sailing in different directions, the two small-cap style indices — the Russell 2000 Value and Russell 2000 Growth — wound up the first half of the year in similar ports, though value held an advantage. The small-cap value index was up 7.8% versus a gain of 5.7% for its growth counterpart for the year-to-date period ended 6/30/04. The indices were obviously subject to the same volatility that has been rocking many smaller vessels so far this year, so their modest results and performance proximity were not surprising. Each index suffered in the period from 4/5/04 through 5/17/04, as value fell 11.3% and the growth index declined 12.0%. Over longer-term periods, value continued to outpace growth within small-cap, despite underperforming in the trough-to-current period from 10/9/02 through 6/30/04 (+83.1% versus +86.7%). The Russell 2000 Value index outperformed the Russell 2000 Growth index for the one-, three-, five- and 10-year periods ended 6/30/04.
     Frankly, we do not have much insight as to why small-cap value and growth results ran so closely together through the end of June, but we do see a move toward quality developing that we think is consistent with the current low-return climate for stocks. Between 9/30/02 (close to the small-cap market trough on 10/9/02) and 1/31/04, historically more volatile micro-cap stocks outperformed their small-cap counterparts. The Russell 2000’s micro-cap members were up a cumulative 102.6% versus 55.2% for their small-cap

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

counterparts during this period. This outperformance coincided with a period in which companies throughout the asset class that had no earnings outperformed those that did by more than 50% (+106.6% versus +53.5%). In addition, dividend-paying companies also suffered relative neglect from the small-cap trough on 10/9/02 through 1/31/04, up 42.5% compared to a gain of 80.2% for non-dividendpaying small-caps. Since the end of January, however, these trends appear to be reversing: From 1/31/04 through 6/30/04, the Russell 2000’s small-cap members were up 2.7% versus 1.1% for the index’s micro-cap companies. Small-cap companies with earnings bested those without, and dividend-paying small-caps were up 5.2% versus a loss of 6.9% for those that did not pay dividends. Investors, who seemed uninterested in company quality throughout the recent rally period, may be getting into a quality state of mind as they try to navigate the market’s waters.

We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

THE ROYCE REGATTA

     Signs of this trend can be seen to some degree in The Royce Funds’ closed-end portfolios’ year-to-date performances through the end of June 2004. For the year-to-date period ended 6/30/04, Royce Focus Trust — a portfolio that selects the bulk of its holdings from the upper tier of small-cap — was the top performer among our closed-end funds. The Fund limits the number of its holdings, so its strong performance was an equally powerful testament to what was truly a stock picker’s market in 2004’s first half. However, it was not the only Fund in this report to generate solid returns. The more broadly diversified Royce Value Trust and Royce Micro-Cap Trust also enjoyed relatively high year-to-date returns. In fact, all three of our closed-end offerings outpaced the Russell 2000 in the first half on a net asset value (NAV) basis (see the bar chart on page 8), but as always we are more concerned with long-term and market cycle performance. We are therefore pleased to report that each of our closed-end funds outperformed the Russell 2000 on an NAV basis from its prior cycle peak on 3/9/00, as well as for the applicable one-, three-, five-, and 10-year periods ended 6/30/04. (Please see pages 12-17 for more complete information on The Royce Funds’ performance during these periods.)

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 7

LETTER TO OUR STOCKHOLDERS
company is trading at, near or below its book value, its low P/B ratio indicates that a company may be undervalued relative to its stock price.

However, simply because a company is cheap does not mean that its stock is worth buying. Value investors – especially those here at Royce – also want to know that a company possesses strong qualities as a business. A low P/B ratio is not very helpful in determining company quality – there may be very good reasons for a low P/B. Earnings (or earnings power) produced by book value are the true driving forces of valuation for our purposes. In addition, the ratio is less meaningful for many companies in areas such as healthcare and technology. These businesses are far more likely to have significant intangible assets, especially intellectual property, which are of great value to the company, but that may not be fully reflected in the book value. At Royce, our portfolio managers and analysts thus do not look for companies

(continued on page 10)

     As more of a stock picker’s market, the first half of 2004 stood in stark contrast to 2003, when Tech and micro-cap companies dominated the rally. Trying to identify industry- or sector-wide performance trends among the Funds is something of a moot exercise. Areas that were big winners in some portfolios posted modest gains or net losses in others. The market’s refusal to flow in one direction for very long meant that purchase opportunities have been scarce, although the second quarter gave us more chances to find what we believe are attractively undervalued small-cap stocks than we had found in the first. In the past, the kind of frustration that is so widespread in the market today has often worked to our benefit. If 2004’s buying opportunities work out, that frustration could become profitable for us again.

ALL HANDS ON DECK — RATES RISING ON THE HORIZON

     Many equity investors are concerned about the recent decision by the Federal Reserve to raise interest rates, fearful that a rising interest rate environment would have a deleterious effect on stock market returns, especially those of small-company stocks. However, history offers a more

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

mixed record. Through the ’50s and ’60s, interest rates were rising over the long term, yet small-caps did well, just as they did in the late ’70s, another period in which rates were on the rise. In fact, over the past 50 years, there have been two major, long-term interest rate cycles: a rising interest-rate period that stretched from June 1954 through September 1981 and a declining interest-rate period that began in September 1981 and lasted until June 2003.

During the first period, small-caps, as measured by the CRSP (Center for Research in Securities Prices) 6-10 Composite, produced an average annual total return of 12.9%; in the declining interest rate period, the CRSP 6-10 Composite’s average annual total return was 12.6% (see the table below).

S&P 500 AND CRSP 6-10 Interest Rate Cycle Average Annual Total Returns
Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

6/30/54 - 9/30/81	2.3%	15.3%	27.3	9.3%	12.9%

9/30/81 - 6/30/03	15.3	3.3	21.8	13.5	12.6

     In the more recent long-term period of declining rates, there were four instances of significant counter moves, or rate increases. The range of increases fell between 2.2% and 3.2%, and the periods lasted an average of approximately one year. During the first three periods, small-cap returns were negative (-11.7%, -19.3% and -3.4%), while the most recent saw a 44.7% gain. The three more difficult performance periods occurred at the end of

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 9

	LETTER TO OUR STOCKHOLDERS

with low P/B ratios during the security selection process, but our risk-averse approach usually results in owning many companies that have them.

This is not to suggest that book value and P/B ratios are not important. Each remains an important measure of valuing companies relative to their stock price. They are also a critical part of our ongoing examination of a business’s financial well being. Ideally, we like to see book value growing. In addition, we prefer to see a company’s P/B ratio remain somewhat low. Our conservative bias leads us to believe that the further away from book value a company’s stock price goes, the further away we move from our margin of safety, a critical component in terms of how much risk we are willing to take in the stocks that we own.

small-cap outperformance cycles in 1984, 1987 and 1994. Conversely, the positive performance period took place when small-cap was emerging as a market leader from late 1998 through January 2000 (see the table below). We suspect that small-cap returns in these counter-move periods owed more to the cyclical nature of the asset class than to any supposed interest rate sensitivity. We believe that the recent increase in interest rates is not likely to be a short-term phenomenon, but instead marks the beginning of a long-term trend that dates back to June 2003 when long-term rates were at 3.3%. In any case, our belief is that interest rates are not the primary driver of equity — including small-cap equity — returns, but are simply one factor among many to consider when making investment decisions.

	S&P 500 AND CRSP 6-10 Declining Rate Period Counter Trend Cumulative Results
	Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

	5/31/83 - 6/30/84	10.4%	13.6%	1.1	-1.0%	-11.7%

	1/31/87 - 10/31/87	7.1	9.5	0.7	-6.1	-19.3

	10/31/93 - 11/30/94	5.3	8.0	1.1	0.1	-3.4

	10/31/98 - 1/31/00	4.5	6.7	1.3	29.0	44.7

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

SETTING SAIL FOR HOME

      In thinking about the important factors inherent in any investment decision, we would advance the notion that overall company quality is a critical factor, especially in the current market climate. Quality has not, however, been a consistent driver of equity returns over the years. We have witnessed cycles that have brought us euphoria, and those that have left us crestfallen. In the former, we found that many investors shared our craving for quality, while in the latter they seemed impervious to its charms. The trends that we mentioned earlier — the stronger performance from 1/31/04 through 6/30/04 for small-cap stocks with earnings and/or those that pay dividends — have been of very brief duration, but we believe that they may mark the beginning of a period in which investors will be looking for seasoned, high-quality small-cap companies. Of course, value approaches have no monopoly on quality, especially if one views strong growth prospects as a qualitative measure. Still, our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done — search for what we think are financially strong, attractively priced small companies.

Our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done – search for what we think are financially strong, attractively priced small companies.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2004

The market performance data and trends outlined in this letter are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 11

ROYCE VALUE TRUST

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Royce Value Trust’s (RVT) broadly diversified portfolio of small- and micro-cap stocks successfully navigated the tempestuous seas of the small-cap realm in 2004’s first half. For the year-to-date period ended 6/30/04, the Fund was up 9.6% on a net asset value (NAV) basis and 6.5% on a market price basis. RVT’s year-to-date NAV performance was ahead of the small-cap oriented Russell 2000, which gained 6.8%, but trailed the small-cap S&P 600 index, which was up 10.1% for the same period. These results were mirrored by the Fund’s second-quarter returns, in which RVT gained 2.4% on an NAV basis and 1.0% on a market price basis. The Russell 2000 was up 0.5% in the second quarter while the S&P600 finished the quarter with a return of 3.6%. RVT’s NAV performance over market cycle and long-term periods was also solid on an absolute, as well as on a relative, basis. From the previous small-cap market peak on 3/9/00 through 6/30/04, the Fund was up 61.2% versus respective gains of 3.3% and 37.5% for the Russell 2000 and S&P 600. On an NAV basis, RVT outpaced the S&P 600 for the one-, five-, 10-, 15-year and since inception (11/26/86) periods ended 6/30/04 and was ahead of the Russell 2000 for each of these periods and for the three-year period as well. On a market price basis, RVT outperformed both benchmarks for the three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 6/30/04. The Fund’s average annual NAV total return since inception was 12.6%.
          With the exception of modest losses among Technology holdings, the Fund enjoyed positive performances from all of its sectors, particularly in Industrial Products and Industrial Services. Several of these companies experienced slumping prices in the high-test rally in 2003 that primarily benefitted Technology, micro-cap and other more speculative stocks, which gave us the opportunity to build existing positions. Others are perennial favorites in the portfolio in which we were already holding good-sized stakes. We have owned BHA Group Holdings at various times dating back to shortly after the Fund’s inception owing to our interest in its well-run and unique business. The company manufactures air pollution control equipment known as baghouses and electrostatic precipitators. Although its stock price had been mostly on the rise between January and May, it rose precipitously on the announcement on May 31 that the energy division of General Electric was acquiring the company. We held a significant position at June 30. Another old favorite — and a top-10 holding — was welding and cutting products manufacturer Lincoln Electric Holdings. Its business improved late in 2003, especially its expanding operations in China, leading to a recovery in its stock price, which rose more or less steadily in 2004’s first half. MPS Group provides staffing, consulting and business services with a specialization in IT services through its subsidiary Modis. We like its business and low-debt balance sheet. Although volatile, its stock price turned in solid returns in the first half as conditions in IT services saw widespread improvement.
          Elsewhere in the portfolio, we had success with Urban Outfitters, a merchandiser and specialty retail store operator that we have liked since first purchasing shares in 1998. It experienced strong sales and also announced a two-for-one stock split in June. We took gains in January and May.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and market value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Second Quarter 2004*			2.38%

	January-June 2004*			9.58

	1-Year			35.60

	3-Year			9.12

	5-Year			13.24

	10-Year			13.94

	15-Year			12.88

	Since Inception (11/26/86)			12.59
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/04
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Value Trust (NAV)	9.1%	23.0	0.40

	S&P 600	9.4%	21.0	0.45

	Russell 2000	6.2%	23.9	0.26
*

Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Value Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RVT	Year	RVT

2003	40.8%	1995	21.1%

2002	-15.6%	1994	0.1

2001	15.2	1993	17.3

2000	16.6	1992	19.3

1999	11.7	1991	38.4

1998	3.3	1990	-13.8

1997	27.5	1989	18.3

1996	15.5	1988	22.7

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
MGP Ingredients — What happens to a company in an Atkins-diet-crazed country when it has success creating low-carbohydrate wheat gluten products? For one thing, the company’s stock price rises like yeast in an oven, as evidenced by the strong first-half showing of this agricultural products producer. We sold more than half of our position between January and May.
				Median Market Capitalization	$996 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/04			Weighted Average P/E Ratio	21.5x
	MGP Ingredients	$6,693,880
				Weighted Average P/B Ratio	2.1x
	CompX International Cl. A	4,146,920
				Weighted Average Yield	0.8%
	Urban Outfitters	2,642,588
				Fund Net Assets	$916 million
	BHA Group Holdings	2,378,100
				Turnover Rate	9%
	Input/Output	2,364,078
	CompX International — We enjoyed sudden and unexpected success with this maker of cabinet and computer support systems parts. Shortly after purchasing shares in May, NLIndustries announced that it wished to purchase the bulk of the company’s outstanding stock, sending its price to new heights. We held a significant position at June 30.			Net Leverage†	11%

				Symbol - Market Price	RVT
				- NAV	XRVTX
			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
	GOOD IDEAS AT THE TIME
Cabot Microelectronics — We once held great affection for the core business of this firm. It supplies high-performance polishing slurries used to make integrated circuits for semiconductors in a process called chemical mechanical planarization. As the first half drew to a close, it looked as though its competitors were catching up with it, so we were monitoring the company’s situation more carefully.

	Net Realized and Unrealized Loss
	Year-to-Date Through 6/30/04			TOP 10 POSITIONS
	Cabot Microelectronics	$1,878,868		% of Net Assets Applicable to Common Stockholders
				Apollo Investment	1.1%
	Falcon Products	1,354,884
				Simpson Manufacturing	1.1
	Syntel	1,258,839
				Ritchie Bros. Auctioneers	1.0
	Time Warner Telecom Cl. A	1,063,260
				Arrow International	1.0
	Moore Wallace	1,059,624
	Falcon Products — The market position of this supplier of furniture to restaurants looked very secure to us when we first began to buy shares and build our position. As its business stalled, the company took on debt, and we were suddenly far less comfortable.			Sotheby’s Holdings Cl. A	0.9

				Lincoln Electric Holdings	0.9

				Erie Indemnity Company Cl. A	0.9

				MacDermid	0.8

				MPS Group	0.8

				Nordson Corporation	0.8

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets Applicable to Common Stockholders
				Technology	20.6%

				Industrial Products	18.5

				Industrial Services	15.2

				Health	11.0

The regular reinvestment of distributions makes a difference!				Financial Intermediaries	10.6
[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of the Fund’s rights offerings.

				Natural Resources	9.1

[2]	Reflects the actual market price of one share as it has traded on the NYSE.			Consumer Products	7.3

				Financial Services	7.0

				Consumer Services	6.2

				Utilities	0.2

				Miscellaneous	4.8

				Bonds & Preferred Stock	0.3

				Treasuries, Cash & Cash Equivalents	13.2

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/04 at NAV or Liquidation Value
				51.1 million shares of Common Stock	$916 million

				5.90% Cumulative Preferred Stock	$220 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 13

ROYCE MICRO-CAP TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Following a red-hot 2003, micro-cap performance may have cooled down a bit in 2004’s first half, but you’d never know it from looking at recent short-term returns for Royce Micro-Cap Trust (RMT). For the year-to-date period ended 6/30/04, the Fund was up 8.4% on a net asset value (NAV) basis and 10.8% on a market price basis, both returns ahead of the 6.8% gain turned in by RMT’s small-cap benchmark, the Russell 2000. The Fund also beat the benchmark on both an NAV and market price basis in the second quarter, when micro-cap performance in general began to stall. RMT had respective NAV and market price returns of 0.8% and 2.3% versus 0.5% for the small-cap benchmark in the second quarter. The news was even better over recent market cycle and long-term performance periods. From the previous small-cap market peak on 3/9/00, RMT gained 72.6% on an NAV basis versus a 3.3% return for the benchmark. On both an NAV and market price basis, the Fund also outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/14/93) periods ended 6/30/04. RMT s average annual NAV total return since inception was 14.4%.
          2003 was a year in which investors generally flocked to more speculative issues and enjoyed double-digit returns as a result. On the other hand, within small-cap the first half of 2004 generally bestowed favor on higher quality, more liquid companies, producing mostly single-digit positive performances. After leading small-caps (and most other equities) from October 2002 through the end of January 2004, micro-caps ceded leadership to their larger siblings within small-cap in February, though by a small margin. We expect that this trend will continue at least through the end of the year, as will the kind of constant volatility that marked the year’s first six months. However, this should not be construed as dire news for micro-caps or those who invest in them. Small-cap leadership has historically been cyclical, and our own approach to security selection remains firmly rooted in individual company quality. Just as important, our perspective remains focused on the long term. In addition, RMT produced solid absolute results not just in 2004’s first half but in the February through June period as well.
          Seven of the Fund’s nine sectors turned in positive performances in the year-to-date period, and the two that did not — Technology and Financial Services — posted only modest losses. Dominating performance were portfolio holdings in the Industrial Products sector, home to three of the Fund’s top five performing holdings. Sun Hydraulics manufactures high-performance, screw-in hydraulic cartridge valves and manifolds for fluid power systems. Its business endured some difficulties between 2001 and 2003 before recovering in 2004. Increased sales seemed enough to attract investors, as its price climbed through most of the first half. We trimmed our position in February, May and June, but still hold a good-sized stake.
          We like the way in which managed care company Sierra Health Services has made a name for itself as a small market H.M.O. The firm’s earnings improved in 2004, and its earnings outlook was even more optimistic, making it easy for us to hold a large stake at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and market value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Second Quarter 2004*			0.79%

	January-June 2004*			8.36

	1-Year			41.25

	3-Year			13.88

	5-Year			16.96

	10-Year			15.08

	Since Inception (12/14/93)			14.37
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/04
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Micro-Cap Trust (NAV)	13.9%	25.7	0.54

	Russell 2000	6.2%	23.9	0.26
*

Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RMT

2003	55.6%

2002	-13.8

2001	23.4

2000	10.9

1999	12.7

1998	-4.1

1997	27.1

1996	16.6

1995	22.9

1994	5.0

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
Stein Mart — An earnings recovery and improving sales proved to be a winning formula for this discount fashion retailer with a business that we have liked for some years. It was the Fund’s top holding at June 30.

Juno Lighting — A company that we first bought in RMT’s portfolio in 2000, this designer of recessed and track-lighting fixtures appealed to us because of its high profit margins in
				Median Market Capitalization	$279 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/04			Weighted Average P/E Ratio	19.5x *
	Stein Mart	$2,287,304
				Weighted Average P/B Ratio	1.8x
	Juno Lighting	1,661,380
				Weighted Average Yield	0.6%
	Sun Hydraulics	1,580,385
				Fund Net Assets	$271 million
	BHA Group Holdings	1,230,428
				Turnover Rate	16%
	TransAct Technologies	1,224,007
				Net Leverage†	5%
	an industry that’s known for tight ones. Its business remained strong and its stock price rose, leading us to hold a large stake at June 30.
				Symbol - Market Price	RMT
				- NAV	XOTCX

			*	Excludes 22% of portfolio holdings with zero or negative earnings as of 6/30/04.
	GOOD IDEAS AT THE TIME
iGATECorporation — A recovery in the IT services industry did little for the stock price of this IT consultant and staffing services firm. We held a significant position at June 30 because we still think that it’s a well-run, conservatively capitalized business.

Wet Seal (The) — We liked the low debt and solid reputation of this specialty retailer that focuses on clothing for teenage girls. Sales slumped and the turnaround that we had hoped for never

	Net Realized and Unrealized Loss		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
	Year-to-Date Through 6/30/04
	iGATE Corporation	$1,144,525		TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

	Wet Seal (The) Cl. A	848,079		Stein Mart	1.7%

	Young Innovations	651,370		Juno Lighting	1.7

	Syntel	463,488		Delta Apparel	1.3

	Modem Media	422,346		BHA Group Holdings	1.3

	materialized. Still confident that the company can reverse its fortunes, we held a significant position at June 30.			Seneca Foods	1.2

				Excel Technology	1.2

				Transaction Systems Architects Cl. A	1.1

				Sapient Corporation	1.1

				ASA	1.1

				PICO Holdings	1.0

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets Applicable to Common Stockholders
				Technology	23.3%

				Industrial Products	16.1

				Industrial Services	15.1

				Health	11.1

				Natural Resources	10.3

				Consumer Products	7.3
The regular reinvestment of distributions makes a difference!
[1]	Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated, and fully participated in the primary subscription of the 1994 right offering.			Financial Intermediaries	7.2

[2]	Reflects the actual market price of one share as it has traded on the Nasdaq and, beginning 12/1/03, on the NYSE.			Consumer Services	6.0

				Diversified Investment Companies	2.0

				Financial Services	1.2

				Miscellaneous	4.9

				Preferred Stocks	0.5

				Treasuries, Cash & Cash Equivalents	17.1

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/04 at NAV or Liquidation Value
				19.5 million shares of Common Stock	$271 million

				6.00% Cumulative Preferred Stock	$60 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 15

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Quality companies from the upper tier of the small-cap universe profited from the recent shift in leadership within the sector. The move certainly helped many of the holdings in Royce Focus Trust’s (FUND) limited portfolio of small-cap securities in the first half. For the year-to-date period ended 6/30/04, the Fund was up 10.6% on a net asset value (NAV) basis, well ahead of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. The Fund was up 5.2% on a market price basis year-to-date. The NAV return in 2004’s second quarter was 1.7% (versus 0.5% for the Russell 2000), and the Fund’s market price return was -6.6%. While some snapback in the Fund’s market price after a strong first quarter result was understandable, we were frankly mystified by the market price’s sudden recoil from April through June. Over market-cycle and long-term performance periods, the Fund shone on both a market price and NAV basis. From the previous small-cap market peak on 3/9/00 through 6/30/04, the Fund was up 95.1% on an NAV basis and 109.0% on a market price basis versus a return of 3.3% for the small-cap index. The Fund outpaced the Russell 2000 for the one-, three-, five-year and since inception of our management (11/01/96) periods ended 6/30/04 on both a market price and NAV basis. The Fund’s average annual NAV total return since inception was 12.9%.
          The recent move to quality has been of very short duration, lasting only from February through the end of June, but may mark the beginning of a longer-term trend. During the rally that lasted from 10/9/02 through 1/31/04, not only did small-cap fall behind micro-cap, but companies with earnings trailed those without and businesses that paid dividends posted lower returns than those that did not. However, all three of these trends have reversed since the end of January. After a 16-month period of outperformance, a reversal was not unexpected, and has so far benefitted several of the Fund’s portfolio holdings.
          Holdings in the Health, Industrial Products and Financial Intermediaries sectors made the most significant positive impact on first-half performance. The rising price of generic and brand name drug maker Endo Pharmaceuticals Holdings led us to take some gains in February and April, though we still hold a good-sized position. Top-10 holding Schnitzer Steel Industries is a recycling and scrap metal company in a unique business with little competition and high barriers to entry. We think that it’s a well-managed firm and were pleased to see it post record profits and to explore the sale of one of its mills in the first half. Another top-10 position, Alleghany Corporation, is a holding company whose primary business is insurance. The firm made a series of what we regard as interesting acquisitions late in 2003 and has been deploying its cash effectively, two factors that boosted our confidence.
          Elsewhere in the portfolio, we sold our position in Tom Brown in April. We have long liked the fundamentals and management of this oil and natural gas company and were given a chance to sell at a substantial gain when a large Canadian oil and natural gas producer, Encana, announced that it was acquiring the firm. We also sold our position in Charming Shoppes, a women’s fashion retailer that has been held in many Royce-managed portfolios over the years due to our admiration for its ability to succeed in an extraordinarily competitive industry.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and market value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Second Quarter 2004*			1.67%

	January-June 2004*			10.60

	1-Year			43.84

	3-Year			13.90

	5-Year			14.43

	Since Inception (11/1/96)†			12.91
*	Not annualized.
†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/04
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Focus Trust (NAV)	13.9%	23.8	0.58

	Russell 2000	6.2%	23.9	0.26
*

Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	FUND

2003	54.3%

2002	-12.5

2001	10.0

2000	20.9

1999	8.7

1998	-6.8

1997	20.5

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China. It was a top-10 holding in the Fund at June 30.
				Median Market Capitalization	$1,191 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/04			Weighted Average P/E Ratio	19.2x
	Nu Skin Enterprises Cl. A	$1,348,243
				Weighted Average P/B Ratio	2.5x
	Input/Output	1,144,358
				Weighted Average Yield	1.6%
	Tom Brown	925,084
				Fund Net Assets	$96 million
	Alleghany Corporation	863,952
				Turnover Rate	24%
	Endo Pharmaceuticals Holdings	711,023
	Input/Output — The company provides several seismic imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the intention of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding. It was a top-10 holding in the Fund at June 30.			Net Leverage†	3%

				Symbol - Market Price	FUND
				- NAV	XFUNX

			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	GOOD IDEAS AT THE TIME
Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position in the first half.

	Net Realized and Unrealized Loss
	Year-to-Date Through 6/30/04			TOP 10 POSITIONS
	Hecla Mining Company	$915,285		% of Net Assets Applicable to Common Stockholders
				New Zealand Government 6.5% Bond	6.7%
	Goldcorp	770,400
				Simpson Manufacturing	4.1
	Callaway Golf Company	560,411
				Alleghany Corporation	3.8
	Syntel	408,000
				Schnitzer Steel Industries Cl. A	3.6
	CEVA	287,626
	Goldcorp — We still believe that this is one of the premier North American gold mining companies. However, the prospect (and subsequent actuality) of rising interest rates, the rallying U.S. dollar and the decision on the part of the Chinese government to curb growth all conspired to depress precious metals prices. This in turn hurt the stock prices of companies such as Goldcorp, but we held a significant position at June 30.			Glamis Gold	3.3

				Bruker BioSciences	3.2

				E*TRADE Financial 6% Cv.	3.2

				Nu Skin Enterprises Cl. A	3.2

				Input/Output	3.0

				Florida Rock Industries	3.0

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets Applicable to Common Stockholders
				Industrial Products	20.0%

				Natural Resources	19.1

				Health	14.2

				Financial Intermediaries	10.3

[1]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.			Industrial Services	7.0
[2]	Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions.
[3]	Reflects the actual market price of one share as it has traded on the Nasdaq.			Consumer Products	6.7

				Technology	6.2

				Financial Services	5.6

				Consumer Services	4.5

				Bonds	9.9

				Treasuries, Cash & Cash Equivalents	22.7

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/04 at NAV or Liquidation Value
				9.8 million shares of Common Stock	$96 million

				6.00% Cumulative Preferred Stock	$25 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 17

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

	HISTORY		AMOUNT INVESTED	PURCHASE PRICE*	SHARES	NAV VALUE	**	MARKET VALUE**
Royce Value Trust
	11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280		$10,000
	10/15/87	Distribution $0.30		7.000	42
	12/31/87	Distribution $0.22		7.125	32	8,578		7,250
	12/27/88	Distribution $0.51		8.625	63	10,529		9,238
	9/22/89	Rights Offering	405	9.000	45
	12/29/89	Distribution $0.52		9.125	67	12,942		11,866
	9/24/90	Rights Offering	457	7.375	62
	12/31/90	Distribution $0.32		8.000	52	11,713		11,074
	9/23/91	Rights Offering	638	9.375	68
	12/31/91	Distribution $0.61		10.625	82	17,919		15,697
	9/25/92	Rights Offering	825	11.000	75
	12/31/92	Distribution $0.90		12.500	114	21,999		20,874
	9/27/93	Rights Offering	1,469	13.000	113
	12/31/93	Distribution $1.15		13.000	160	26,603		25,428
	10/28/94	Rights Offering	1,103	11.250	98
	12/19/94	Distribution $1.05		11.375	191	27,939		24,905
	11/3/95	Rights Offering	1,425	12.500	114
	12/7/95	Distribution $1.29		12.125	253	35,676		31,243
	12/6/96	Distribution $1.15		12.250	247	41,213		36,335
	1997	Annual distribution total $1.21		15.374	230	52,556		46,814
	1998	Annual distribution total $1.54		14.311	347	54,313		47,506
	1999	Annual distribution total $1.37		12.616	391	60,653		50,239
	2000	Annual distribution total $1.48		13.972	424	70,711		61,648
	2001	Annual distribution total $1.49		15.072	437	81,478		73,994
	2002	Annual distribution total $1.51		14.903	494	68,770		68,927
	1/28/03	Rights Offering	5,600	10.770	520
	2003	Annual distribution total $1.30		14.582	516	106,216		107,339
	2004	Year-to-Date distribution total $0.69		17.115	254

	6/30/04		$21,922		6,491	$116,384		$114,307

Royce Micro-Cap Trust
	12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250		$7,500
	10/28/94	Rights Offering	1,400	7.000	200
	12/19/94	Distribution $0.05		6.750	9	9,163		8,462
	12/7/95	Distribution $0.36		7.500	58	11,264		10,136
	12/6/96	Distribution $0.80		7.625	133	13,132		11,550
	12/5/97	Distribution $1.00		10.000	140	16,694		15,593
	12/7/98	Distribution $0.29		8.625	52	16,016		14,129
	12/6/99	Distribution $0.27		8.781	49	18,051		14,769
	12/6/00	Distribution $1.72		8.469	333	20,016		17,026
	12/6/01	Distribution $0.57		9.880	114	24,701		21,924
	2002	Annual distribution total $0.80		9.518	180	21,297		19,142
	2003	Annual distribution total $0.92		10.004	217	33,125		31,311
	2004	Year-to-Date distribution total $0.53		12.917	103

	6/30/04		$8,900		2,588	$35,896		$34,679

Royce Focus Trust
	10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280		$4,375
	12/31/96					5,520		4,594
	12/5/97	Distribution $0.53		5.250	101	6,650		5,574
	12/31/98					6,199		5,367
	12/6/99	Distribution $0.145		4.750	34	6,742		5,356
	12/6/00	Distribution $0.34		5.563	69	8,151		6,848
	12/6/01	Distribution $0.14		6.010	28	8,969		8,193
	12/6/02	Distribution $0.09		5.640	19	7,844		6,956
	12/8/03	Distribution $0.62		8.250	94	12,105		11,406
	2004	Year-to-Date distribution total $0.21		8.878	32

	6/30/04		$4,375		1,377	$13,384		$11,994

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distribution, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase and June 30, 2004, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?
        By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?
        The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?
        If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?
        If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?
        The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2004.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?
        EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?
        You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 19

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (64), Director* and President		NAME AND POSITION: Arthur S. Mehlman (62), Director
Term Expires: 2006	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)	Term Expires: 2004	Tenure: Since 2004
Number of Funds Overseen: 21	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Number of Funds Overseen: 21	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits) and Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION: David L. Meister (64), Director

NAME AND POSITION: Mark R. Fetting (49), Director*
Term Expires: 2004	Tenure: Since 2001
Number of Funds Overseen: 21	Non-Royce Directorships: Director/Trustee of the registered investment companies constituting the 23 Legg Mason Funds.	Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
		Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: Donald R. Dwight (73), Director

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien (58), Director
Term Expires: 2005	Tenure: Since 1998	Term Expires: 2006	Tenure: Since 2001
Number of Funds Overseen: 21	Non-Royce Directorships: None	Number of Funds Overseen: 21
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company, and as Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich (53), Vice President and Treasurer
Tenure: Since 1997
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr. (45), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (46), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (42), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (37), Secretary
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Richard M. Galkin (66), Director
Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (64), Director
Term Expires: 2005 (RVT), 2005 (RMT), 2004 (FUND)	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (69), Director
Term Expires: 2004 (RVT), 2004 (RMT), 2005 (FUND)	Tenure: Since 2001 (RVT), 2001 (RMT), 1997 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Director.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

PROXY VOTING POLICIES AND PROCEDURES
     A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on The Royce Funds’ website at www.roycefunds.com. Beginning September 2004, information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-221-4268 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on The Royce Funds’ website at www.roycefunds.com.

AUTHORIZED SHARE TRANSACTIONS
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2004. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
    the Funds’ future operating results,
    the prospects of the Funds’ portfolio companies,
    the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates”, “believes,” “expects,” “future,” “intends,” and similar expressions to identify forwardlooking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

INVESTMENT POLICY CHANGES
     The Funds’ Board of Directors has approved the following non-fundamental investment policy changes:
    Effective May 1, 2004, the Funds adjusted their definitions of small- and micro-cap securities. Accordingly, all companies with market capitalizations of less than $500 million are considered micro-cap, and all companies between $500 million and $2.5 billion are considered small-cap.
    Effective June 15, 2004, the amount of Royce Focus Trust’s net assets that must normally be invested in equity securities was lowered from 75% to 65%.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 21

THIS PAGE INTENTIONALLY LEFT BLANK.

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

Royce Value Trust	24-36

Royce Micro-Cap Trust	37-48

Royce Focus Trust	49-56

Fund Name
Market Price
NAV
31 Renaissance G&I III
13.15
16.25
32 Royce Focus
8.71
9.72
33 Royce Micro Cap
13.40
13.87
34 Royce Value Trust
17.61
17.93
35 Salomon Bros
12.25
14.38
Salomon Bros Capital&Inc
16.90
65.02

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS – 110.5%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 7.3%			Four Seasons Hotels	35,000	$2,107,350
Apparel and Shoes - 3.2%			IHOP Corporation	161,700	5,782,392
Jones Apparel Group	81,500	$3,217,620	Jack in the Box [a]	26,000	772,200
K-Swiss Cl. A	231,700	4,682,657	Mandarin Oriental International ADR [a,b,d,e]	63,800	350,900
Oshkosh B’Gosh Cl. A	104,300	2,604,371	Prime Hospitality [a]	106,100	1,126,782
Polo Ralph Lauren Cl. A	150,000	5,167,500	Ryan’s Restaurant Group [a]	53,900	851,620
Timberland Company Cl. A [a]	30,000	1,937,700	The Steak n Shake Company [a]	38,500	701,470
Tommy Hilfiger [a]	221,000	3,345,940
Warnaco Group (The) [a]	42,000	893,340			13,877,414
Weyco Group	153,996	5,280,677
Wolverine World Wide	82,600	2,168,250	Retail Stores - 2.8%
			BJ’s Wholesale Club [a]	38,000	950,000
		29,298,055	Big Lots [a]	207,200	2,996,112
			Charming Shoppes [a,d]	584,400	5,218,692
Collectibles - 0.1%			Claire’s Stores	152,300	3,304,910
The Boyds Collection [a]	234,200	777,544	GameStop Corporation Cl. A [a]	50,000	761,000
Enesco Group [a]	47,200	422,912	†Krispy Kreme Doughnuts [a,d]	17,000	324,530
			Linens ’n Things [a]	29,000	849,990
		1,200,456	Payless ShoeSource [a]	209,600	3,125,136
			Stein Mart [a]	192,800	3,134,928
Food/Beverage/Tobacco - 0.4%			Urban Outfitters [a]	82,600	5,031,166
Aaron Rents	3,000	99,420	Wet Seal (The) Cl. A [a,d]	25,000	130,750
Hain Celestial Group [a]	37,800	684,180
Hershey Creamery Company	709	1,843,400			25,827,214
Lancaster Colony	16,900	703,716
			Other Consumer Services - 1.4%
		3,330,716	†Coinstar [a,d]	34,000	746,980
			ITT Educational Services [a]	105,000	3,992,100
Home Furnishing and Appliances - 0.7%			Sotheby’s Holdings Cl. A [a]	510,200	8,142,792
Bassett Furniture Industries	102,975	2,240,736
Falcon Products [a,c]	791,600	2,105,656			12,881,872
La-Z-Boy	68,200	1,226,236
Natuzzi ADR [b]	67,200	721,728	Total (Cost $37,993,912)		56,503,150

		6,294,356	Financial Intermediaries – 10.6%
			Banking - 2.5%
Publishing - 0.4%			BOK Financial [a]	129,327	5,078,671
Scholastic Corporation [a]	130,000	3,893,500	Farmers & Merchants Bank of Long Beach	1,266	6,355,320
			First National Bank Alaska	2,130	4,632,750
Sports and Recreation - 1.3%			Mechanics Bank	200	3,720,000
Callaway Golf Company	275,800	3,127,572	Mercantile Bankshares	20,000	936,400
Coachmen Industries	47,700	762,723	NetBank	70,000	765,100
Monaco Coach	141,050	3,973,379	Oriental Financial Group	49,225	1,332,521
Oakley	243,100	3,145,714
Thor Industries	26,100	873,306			22,820,762

		11,882,694	Insurance - 7.1%
			Alleghany Corporation [a]	9,700	2,783,900
Other Consumer Products - 1.2%			Argonaut Group [a]	187,000	3,446,410
Blyth	54,700	1,886,603	Baldwin & Lyons Cl. B	22,200	595,848
Burnham Corporation Cl. B	36,000	1,008,000	Commerce Group	49,500	2,443,815
†Dorel Industries Cl. B [a,d]	17,500	569,958	Erie Indemnity Company Cl. A	169,900	7,947,922
Fossil [a]	22,500	613,125	Leucadia National	51,500	2,559,550
Lazare Kaplan International [a]	103,600	875,420	Markel Corporation [a]	4,200	1,165,500
Matthews International Cl. A	186,000	6,126,840	Montpelier Re Holdings	53,000	1,852,350
			NYMAGIC	85,200	2,249,280
		11,079,946	Navigators Group [a]	83,200	2,403,648
			PICO Holdings [a]	209,800	4,011,166
Total (Cost $42,652,528)		66,979,723	PMA Capital Cl. A [a,d]	171,700	1,545,300
			PXRE Group	176,551	4,461,444
Consumer Services – 6.2%			Philadelphia Consolidated Holding [a]	35,000	2,102,450
Leisure and Entertainment - 0.5%			The Phoenix Companies	81,900	1,003,275
Carmike Cinemas [a]	21,000	828,450	ProAssurance Corporation [a]	148,070	5,050,668
Gemstar-TV Guide International [a]	201,100	965,280	RLI	99,724	3,639,926
Hasbro	50,000	950,000	Reinsurance Group of America	30,000	1,219,500
Magna Entertainment Cl. A [a,d]	198,800	1,172,920	Wesco Financial	7,750	2,805,500

		3,916,650

Restaurants and Lodgings - 1.5%
Benihana Cl. A [a]	57,500	856,750
CEC Entertainment [a]	45,000	1,327,950
24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Sybron Dental Specialties [a]	50,000	$1,492,500
Insurance (continued)			The TriZetto Group [a]	215,200	1,441,840
White Mountains Insurance Group	14,100	$7,191,000	Young Innovations	62,550	1,588,770
Zenith National Insurance	96,900	4,709,340
					26,671,639
		65,187,792
			Drugs and Biotech - 3.1%
Real Estate Investment Trusts - 0.2%			Abgenix [a]	38,000	445,360
Public Storage	25,000	1,150,250	Affymetrix [a]	75,800	2,480,934
Sun Communities	20,400	768,060	Antigenics [a,d]	38,500	329,560
			Applera Corporation - Celera Genomics Group [a]	199,200	2,292,792
		1,918,310	Biogen Idec [a]	28,100	1,777,325
			Biopure Corporation Cl. A [a,d]	18,200	12,740
Securities Brokers - 0.7%			Celgene Corporation [a,d]	40,000	2,290,400
E*TRADE Financial [a]	451,700	5,036,455	Cephalon [a]	4,900	264,600
Knight Trading Group [a]	100,000	1,002,000	Cerus Corporation [a]	21,700	52,080
			Chiron Corporation [a]	21,800	973,152
		6,038,455	DUSA Pharmaceuticals [a,d]	79,700	757,150
			Endo Pharmaceuticals Holdings [a]	174,200	4,084,990
Other Financial Intermediaries - 0.1%			Genzyme Corporation [a]	28,000	1,325,240
Chicago Mercantile Exchange	10,000	1,443,700	Human Genome Sciences [a]	90,000	1,046,700
			Invitrogen Corporation [a]	40,000	2,879,600
Total (Cost $52,910,416)		97,409,019	Lexicon Genetics [a]	463,300	3,632,272
			Millennium Pharmaceuticals [a]	50,000	690,000
Financial Services – 7.0%			Perrigo Company	161,650	3,066,501
Information and Processing - 2.4%			Shire Pharmaceuticals Group ADR [a,b]	20,853	557,609
eFunds Corporation [a]	224,275	3,924,813
FactSet Research Systems	93,500	4,419,745			28,959,005
Fair Isaac	49,000	1,635,620
Global Payments	68,500	3,083,870	Health Services - 1.1%
Interactive Data [a]	134,300	2,339,506	†AMN Healthcare Services [a,d]	26,000	397,540
Moody’s Corporation	30,000	1,939,800	Accredo Health [a]	8,705	339,060
National Processing [a]	20,000	575,000	Albany Molecular Research [a]	85,000	1,099,050
SEI Investments	150,200	4,361,808	Gentiva Health Services [a]	30,150	490,239
			Health Management Associates Cl. A	27,400	614,308
		22,280,162	IMPATH [a,d]	93,000	511,500
			Lincare Holdings [a]	34,600	1,136,956
Insurance Brokers - 1.2%			Manor Care	58,300	1,905,244
Crawford & Company Cl. A	289,100	1,364,552	MedQuist [a]	73,893	881,543
Crawford & Company Cl. B	60,300	297,279	On Assignment [a]	425,200	2,508,680
Gallagher (Arthur J.) & Company	111,200	3,386,040	Quovadx [a]	3,000	3,600
Hilb Rogal & Hobbs Company	155,050	5,532,184	US Oncology [a]	1,800	26,496

		10,580,055			9,914,216

Investment Management - 3.1%			Medical Products and Devices - 3.0%
Alliance Capital Management Holding L.P.	135,000	4,583,250	Allied Healthcare Products [a]	62,000	310,620
†Apollo Investment [a]	743,800	10,242,126	Arrow International	297,802	8,910,236
BKF Capital Group	35,700	1,037,085	CONMED Corporation [a]	81,500	2,233,100
BlackRock Cl. A	25,000	1,595,750	Datascope	32,000	1,270,080
Eaton Vance	70,200	2,682,342	Diagnostic Products	25,000	1,098,500
Federated Investors Cl. B	31,500	955,710	Haemonetics [a]	77,900	2,309,735
Gabelli Asset Management Cl. A	93,100	3,956,750	Invacare Corporation	88,000	3,935,360
Nuveen Investments Cl. A	138,600	3,714,480	Novoste [a]	66,500	182,210
			STERIS Corporation [a]	170,600	3,848,736
		28,767,493	Thoratec Corporation [a]	2,000	21,460
			Varian Medical Systems [a]	40,800	3,237,480
Other Financial Services - 0.3%			Zoll Medical [a]	20,200	708,616
PRG-Schultz International [a]	467,000	2,554,490
Van der Moolen Holding ADR [a,b]	21,000	154,140			28,066,133

		2,708,630	Personal Care - 0.9%
			Ocular Sciences [a]	152,500	5,795,000
Total (Cost $50,594,866)		64,336,340	Regis	37,200	1,658,748

Health – 11.0%					7,453,748
Commercial Services - 2.9%
Covance [a]	122,700	4,733,766	Total (Cost $68,270,420)		101,064,741
First Consulting Group [a]	520,900	2,875,368
Gene Logic [a]	340,100	1,377,405
IDEXX Laboratories [a]	94,300	5,935,242
PAREXEL International [a]	277,700	5,498,460
Pharmaceutical Product Development [a]	54,400	1,728,288

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 25

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products – 18.5%			Pumps, Valves and Bearings - 0.5%
Automotive - 0.3%			Baldor Electric	62,900	$1,468,715
†Adesa [a,d]	9,500	$228,380	Conbraco Industries [a]	7,630	839,300
CLARCOR	22,000	1,007,600	Franklin Electric	47,200	1,782,272
IMPCO Technologies [a,d]	15,500	98,115
LKQ Corporation [a]	88,000	1,630,640			4,090,287
Quantam Fuel Systems
Technologies Worldwide [a]	15,500	94,240	Specialty Chemicals and Materials - 1.7%
			Albemarle Corporation	34,000	1,076,100
		3,058,975	Arch Chemicals	38,200	1,100,924
			Balchem Corporation	26,200	720,500
Building Systems and Components - 1.4%			CFC International [a]	123,500	952,185
Decker Manufacturing	6,022	198,726	Cabot Corporation	56,500	2,299,550
Preformed Line Products Company	91,600	2,134,280	Hawkins	136,878	1,639,798
Simpson Manufacturing	180,400	10,124,048	MacDermid	226,631	7,671,459
			Material Sciences [a]	31,000	330,150
		12,457,054
					15,790,666
Construction Materials - 1.9%
Ameron International	11,000	375,430	Textiles - 0.2%
Ash Grove Cement Company Cl. B	50,518	6,542,081	Culp [a]	120,000	933,600
ElkCorp	41,000	981,540	Unifi [a]	265,100	776,743
Florida Rock Industries	133,700	5,638,129
Martin Marietta Materials	10,000	443,300			1,710,343
Synalloy Corporation [a,c]	345,000	3,519,000
			Other Industrial Products - 3.3%
		17,499,480	Albany International Cl. A	45,500	1,526,980
			BHA Group Holdings	187,252	7,087,488
Industrial Components - 2.1%			Brady Corporation Cl. A	139,400	6,426,340
AMETEK	86,000	2,657,400	Diebold	100,000	5,287,000
Bel Fuse Cl. A	26,200	942,152	Kimball International Cl. B	397,380	5,861,355
Belden	92,800	1,988,704	Maxwell Technologies [a]	21,500	277,350
C & D Technologies	50,000	891,500	Myers Industries	27,727	390,951
Donaldson Company	52,000	1,523,600	Peerless Manufacturing [a,c]	158,600	1,879,410
Penn Engineering & Manufacturing	251,600	5,394,304	Steelcase Cl. A	50,000	700,000
Penn Engineering & Manufacturing Cl. A	77,600	1,416,200	Trinity Industries	20,000	635,800
PerkinElmer	135,000	2,705,400
Powell Industries [a]	57,400	980,392			30,072,674
Woodhead Industries	45,400	701,884
			Total (Cost $95,153,042)		169,170,254
		19,201,536
			Industrial Services – 15.2%
Machinery - 4.8%			Advertising and Publishing - 0.3%
Coherent [a]	228,500	6,820,725	Interpublic Group of Companies [a,d]	180,000	2,471,400
Federal Signal	58,600	1,090,546
Graco	96,825	3,006,416	Commercial Services - 6.0%
IDEX Corporation	36,000	1,236,600	ABM Industries	181,800	3,539,646
Lincoln Electric Holdings	237,880	8,109,329	Administaff [a]	48,500	805,100
National Instruments	71,400	2,188,410	Allied Waste Industries [a]	188,800	2,488,384
Nordson Corporation	172,200	7,468,314	Carlisle Holdings [a,d]	194,900	1,284,391
Oshkosh Truck	7,000	401,170	Central Parking	83,800	1,566,222
PAXAR Corporation [a]	333,100	6,502,112	Convergys Corporation [a]	121,000	1,863,400
T-3 Energy Services [a,d]	336,110	1,996,493	Copart [a]	138,100	3,687,270
Woodward Governor Company	73,600	5,307,296	Harsco Corporation	18,000	846,000
			Hewitt Associates Cl. A [a]	59,000	1,622,500
		44,127,411	Hudson Highland Group [a]	50,549	1,549,832
			iGATE Corporation [a]	110,500	439,790
Metal Fabrication and Distribution - 2.1%			Iron Mountain [a]	137,450	6,633,337
Commercial Metals Company	5,000	162,250	Learning Tree International [a]	53,400	774,834
CompX International Cl. A [a]	482,200	7,233,000	MPS Group [a]	622,500	7,544,700
Kaydon Corporation	208,700	6,455,091	Manpower	55,800	2,832,966
NN	127,100	1,615,441	Metro One Telecommunications [a,d]	25,000	36,750
Oregon Steel Mills [a]	247,900	3,654,046	Monster Worldwide [a]	79,000	2,031,880
			New Horizons Worldwide [a]	270,000	1,620,000
		19,119,828	Pemstar [a,d]	291,000	675,120
			RemedyTemp Cl. A [a]	62,500	756,250
Paper and Packaging - 0.2%			Renaissance Learning	15,000	336,300
Peak International [a]	408,400	2,042,000

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Natural Resources – 9.1%
Commercial Services (continued)			Energy Services - 4.0%
Reynolds & Reynolds Company Cl. A	52,000	$1,202,760	Atwood Oceanics [a]	19,700	$822,475
Rollins	87,000	2,001,870	Carbo Ceramics	105,600	7,207,200
SOURCECORP [a]	35,000	963,200	Core Laboratories [a]	36,200	832,600
Spherion Corporation [a]	3,000	30,420	ENSCO International	6,443	187,491
TRC Companies [a]	39,000	650,520	Global Industries [a]	119,500	683,540
†Viad	94,900	2,563,249	Hanover Compressor Company [a]	160,000	1,904,000
Watson Wyatt & Company Holdings	91,000	2,425,150	Helmerich & Payne	161,400	4,220,610
West Corporation [a,d]	75,000	1,961,250	Hydril Company [a]	23,000	724,500
			Input/Output [a]	790,100	6,549,929
		54,733,091	Key Energy Services [a]	10,000	94,400
			Precision Drilling [a]	29,500	1,416,295
Engineering and Construction - 1.6%			TETRA Technologies [a]	69,000	1,852,650
†Champion Enterprises [a,d]	115,000	1,055,700	Tidewater	32,600	971,480
EMCOR Group [a]	42,100	1,851,558	Universal Compression Holdings [a]	115,000	3,528,200
Fleetwood Enterprises [a]	234,300	3,409,065	Veritas DGC [a]	63,700	1,474,655
Insituform Technologies Cl. A [a]	209,200	3,403,684	Willbros Group [a]	252,600	3,806,682
†Integrated Electrical Services [a,d]	69,000	555,450
Jacobs Engineering Group [a]	10,000	393,800			36,276,707
McDermott International [a]	71,000	721,360
Washington Group International [a]	100,000	3,589,000	Oil and Gas - 3.2%
			Chesapeake Energy	82,000	1,207,040
		14,979,617	Cimarex Energy [a]	140,170	4,237,339
			Denbury Resources [a]	174,100	3,647,395
			EOG Resources	5,000	298,550
Food and Tobacco Processors - 1.1%			†Houston Exploration Company (The) [a]	62,000	3,214,080
Farmer Bros.	150,000	4,024,500	Husky Energy	85,000	1,626,324
MGP Ingredients	143,200	5,540,408	Penn Virginia	32,000	1,155,520
Seneca Foods Cl. B [a]	6,500	118,632	Plains Exploration & Production Company [a]	104,000	1,908,400
			Prima Energy [a]	43,000	1,701,510
		9,683,540	Remington Oil & Gas [a,d]	78,500	1,852,600
			SEACOR Holdings [a]	159,500	7,006,835
Industrial Distribution - 1.3%			Toreador Resources [a,d]	100,300	738,208
Central Steel & Wire	3,799	1,804,525	Vintage Petroleum	48,300	819,651
Ritchie Bros. Auctioneers	310,400	9,035,744
Strategic Distribution	115,000	1,512,250			29,413,452

		12,352,519	Precious Metals and Mining - 0.9%
			AngloGold Ashanti ADR [b]	49,900	1,604,784
Printing - 0.6%			†Bema Gold [a,d]	270,000	734,400
Bowne & Co.	68,100	1,079,385	Glamis Gold [a]	155,000	2,717,150
Ennis Business Forms	62,700	1,222,650	Gold Fields ADR [b]	57,800	607,478
New England Business Service	68,800	3,027,200	Hecla Mining Company [a,d]	198,000	1,128,600
			MK Resources Company [a]	431,700	1,122,420
		5,329,235	†Miramar Mining [a,d]	110,000	127,600
			Stillwater Mining Company [a]	40,296	604,843
Transportation and Logistics - 3.6%
AirNet Systems [a]	219,000	981,120			8,647,275
Alexander & Baldwin	60,000	2,007,000
Atlantic Coast Airlines Holdings [a]	86,000	493,640	Real Estate - 1.0%
Brink’s Company (The)	137,278	4,701,772	Alico	52,000	2,087,800
C. H. Robinson Worldwide	40,000	1,833,600	Consolidated-Tomoka Land	13,564	512,177
Continental Airlines Cl. B [a,d]	100,000	1,137,000	Trammell Crow Company [a]	434,400	6,125,040
EGL [a]	173,125	4,605,125
Forward Air [a]	166,500	6,227,100			8,725,017
Frozen Food Express Industries [a]	306,635	2,103,516
Hub Group Cl. A [a]	77,000	2,625,700	Total (Cost $54,480,373)		83,062,451
Landstar System [a]	15,100	798,337
Patriot Transportation Holding [a]	101,300	3,342,900	Technology – 20.6%
UTI Worldwide	45,000	2,371,050	Aerospace and Defense - 0.9%
			Armor Holdings [a]	25,000	850,000
		33,227,860	Curtiss-Wright	86,600	4,866,054
			Ducommun [a]	117,200	2,505,736
Other Industrial Services - 0.7%			Herley Industries [a]	2,000	39,080
Landauer	117,900	5,265,414
Team [a]	53,500	866,165			8,260,870

		6,131,579

Total (Cost $89,357,854)		138,908,841

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 27

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Sapient Corporation [a]	819,400	$4,924,594
Components and Systems - 5.7%			Syntel	148,500	2,457,675
Advanced Digital Information [a,d]	31,000	$300,700	Unisys Corporation [a]	325,000	4,511,000
American Power Conversion	151,200	2,971,080
Analogic Corporation	22,000	933,460			47,343,128
Dionex Corporation [a]	81,000	4,468,770
Excel Technology [a]	168,500	5,602,625	Semiconductors and Equipment - 3.6%
Imation Corporation	15,700	668,977	Artisan Components [a,d]	15,000	387,000
InFocus Corporation [a]	79,000	671,500	BE Semiconductor Industries [a]	58,000	307,980
KEMET Corporation [a]	90,000	1,099,800	Cabot Microelectronics [a,d]	133,900	4,098,679
Kronos [a]	38,775	1,597,530	CEVA [a,d]	31,666	250,478
Methode Electronics Cl. A	50,000	648,500	Cognex Corporation	118,400	4,556,032
Metrologic Instruments [a]	15,000	299,100	Credence Systems [a]	10,600	146,280
Newport Corporation [a]	141,200	2,283,204	Cymer [a]	14,500	542,880
Perceptron [a]	397,400	2,821,540	DSP Group [a]	115,000	3,132,600
Plexus Corporation [a]	375,700	5,071,950	DuPont Photomasks [a]	35,000	711,550
Radiant Systems [a]	32,500	152,425	Electroglas [a,d]	281,700	1,507,095
REMEC [a,d]	189,200	1,195,744	Exar Corporation [a]	94,400	1,383,904
Symbol Technologies	228,600	3,369,564	Fairchild Semiconductor International Cl. A [a]	51,200	838,144
TTM Technologies [a]	165,700	1,963,545	Helix Technology	36,900	787,077
Technitrol [a]	329,900	7,224,810	Integrated Circuit Systems [a]	75,000	2,037,000
Tektronix	65,000	2,211,300	Intevac [a]	115,050	1,020,493
Vishay Intertechnology [a]	63,900	1,187,262	Kulicke & Soffa Industries [a]	105,800	1,159,568
Zebra Technologies Cl. A [a]	64,350	5,598,450	Lattice Semiconductor [a]	254,000	1,780,540
			Mentor Graphics [a]	225,700	3,491,579
		52,341,836	National Semiconductor [a]	76,400	1,680,036
			Novellus Systems [a]	12,000	377,280
Distribution - 1.5%			Semitool [a]	50,000	566,000
Agilysys	185,125	2,552,874	Veeco Instruments [a]	65,000	1,677,650
Anixter International	41,900	1,425,857
Arrow Electronics [a]	114,700	3,076,254			32,439,845
Avnet [a]	52,355	1,188,458
Benchmark Electronics [a]	25,000	727,500	Software - 2.1%
Insight Enterprises [a]	56,000	994,560	ANSYS [a]	10,000	470,000
Tech Data [a]	96,500	3,776,045	Aspen Technology [a]	27,100	196,746
			Autodesk	91,000	3,895,710
		13,741,548	Business Objects ADR [a,b,d]	20,500	463,915
			Integral Systems	59,800	961,584
Internet Software and Services - 0.8%			JDA Software Group [a]	74,900	986,433
CNET Networks [a]	155,400	1,720,278	MRO Software [a]	46,000	626,060
CryptoLogic	202,000	3,638,020	Macromedia [a]	51,600	1,266,780
CyberSource Corporation [a]	10,000	83,600	ManTech International Cl. A [a]	135,000	2,533,950
DoubleClick [a,d]	156,700	1,217,559	Manugistics Group [a]	49,200	160,884
RealNetworks [a]	85,400	584,136	Novell [a]	50,000	419,500
Satyam Computer Services ADR [b]	20,000	370,000	Progress Software [a]	30,500	660,935
Vastera [a]	15,000	45,000	SPSS [a]	107,500	1,931,775
			Transaction Systems Architects Cl. A [a]	213,150	4,589,120
		7,658,593
					19,163,392
IT Services - 5.2%
answerthink [a]	655,000	3,753,150	Telecommunications - 0.8%
BearingPoint [a]	524,000	4,647,880	Catapult Communications [a]	75,100	1,727,300
Black Box	47,000	2,221,220	Corvis Corporation [a,d]	10,000	14,100
CACI International Cl. A [a]	10,000	404,400	Covad Communications Group [a,d]	35,000	84,000
CGI Group Cl. A [a,d]	106,700	722,359	Globecomm Systems [a,d]	233,700	1,222,251
CIBER [a]	85,000	698,700	IDT Corporation [a]	25,000	450,750
Computer Task Group [a]	101,100	399,345	IDT Corporation Cl. B [a]	40,000	737,600
Covansys Corporation [a]	251,600	2,599,028	Inet Technologies [a]	65,000	810,550
DiamondCluster International [a]	80,400	698,676	Level 3 Communications [a,d]	280,400	995,420
Forrester Research [a]	91,500	1,706,475	PECO II [a]	93,600	74,880
Gartner Cl. A [a]	316,000	4,177,520	Scientific-Atlanta	23,500	810,750
Keane [a]	468,000	6,406,920	Time Warner Telecom Cl. A [a]	179,000	750,010
MAXIMUS [a]	125,400	4,446,684
Perot Systems Cl. A [a]	165,100	2,190,877			7,677,611
QRS Corporation [a]	57,500	376,625
			Total (Cost $136,037,813)		188,626,823

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		VALUE

Utilities – 0.2%			REPURCHASE AGREEMENT – 10.4%
CH Energy Group	44,500	$2,066,580	State Street Bank & Trust Company,
Southern Union [a]	10,500	221,340	0.60% dated 6/30/04, due 7/1/04,
Total (Cost $2,127,416)			maturity value $95,309,588
		2,287,920	(collateralized by U.S. Treasury Bonds,
			7.25% due 5/15/16 and U.S. Treasury Notes,
Miscellaneous – 4.8%			4.25% due 8/15/13, valued at $97,227,114)
Total (Cost $41,763,125)		44,513,863	(Cost $95,308,000)	$95,308,000

TOTAL COMMON STOCKS			COLLATERAL RECEIVED FOR
(Cost $671,341,765)		1,012,863,125	SECURITIES LOANED – 1.8%
			U.S. Treasury Bonds
PREFERRED STOCK – 0.1%			6.125%-10.375% due 11/15/09-8/15/29	154,088
Aristotle Corporation 11.00% Conv.	4,800	39,360	U.S. Treasury Notes
			6.625% due 5/15/07	86,332
TOTAL PREFERRED STOCK			Money Market Funds
(Cost $31,005)		39,360	State Street Navigator Securities Lending Prime Portfolio	16,809,933

			(Cost $17,050,353)	17,050,353
	PRINCIPAL
	AMOUNT		TOTAL INVESTMENTS – 125.8%
			(Cost $811,714,988)	1,153,249,893
CORPORATE BONDS – 0.2%
Dixie Group 7.00%			LIABILITIES LESS CASH
Conv. Sub. Deb. due 5/15/12	$490,000	460,600	AND OTHER ASSETS – (1.8)%	(16,843,233)
Richardson Electronics 7.25%
Conv. Sub. Deb. due 12/15/06	1,319,000	1,279,430	PREFERRED STOCK – (24.0)%	(220,000,000)

TOTAL CORPORATE BONDS			NET ASSETS APPLICABLE TO
(Cost $1,561,975)		1,740,030	COMMON STOCKHOLDERS – 100.0%	$916,406,660

U.S TREASURY OBLIGATIONS – 2.8%
U. S. Treasury Notes
5.625%, due 2/15/06	25,000,000	26,249,025

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,421,890)		26,249,025

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2004, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	A portion of these securities were on loan at June 30, 2004. Total market value of loaned securities at June 30, 2004 was $16,600,071.
[e]	A security for which market quotations are no longer readily available represents 0.4% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $813,738,257. At June 30, 2004, net unrealized appreciation for all securities was $339,511,636, consisting of aggregate gross unrealized appreciation of $384,719,732 and aggregate gross unrealized depreciation of $45,208,096. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 29

ROYCE VALUE TRUST, INC.
STATEMENT OF ASSETS AND L IABILITIES	JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments at value (including collateral on loaned securities)
Affiliated Companies (cost $7,777,789)	$7,504,066
Non-affiliates (cost $708,629,199)	1,050,437,827

Total investments at value	1,057,941,893
Repurchase agreement (at cost and value)	95,308,000
Cash	338
Receivable for investments sold	2,067,839
Receivable for dividends and interest	1,016,978
Prepaid expenses	(66,862)

Total Assets	1,156,268,186

LIABILITIES:
Payable for collateral on loaned securities	17,050,353
Payable for investments purchased	1,254,725
Payable for investment advisory fee	1,035,940
Preferred dividends accrued but not yet declared	288,449
Accrued expenses	232,059

Total Liabilities	19,861,526

PREFERRED STOCK:
5.90% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$916,406,660

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 51,109,751 shares outstanding (150,000,000 shares authorized)	$597,415,350
Undistributed net investment income (loss)	(2,744,503)
Accumulated net realized gain (loss) on investments	21,643,378
Net unrealized appreciation (depreciation) on investments	341,534,905
Quarterly and accrued distributions	(41,442,470)

Net Assets applicable to Common Stockholders (net asset value per share – $17.93)	$916,406,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends
Affiliated Companies	$–
Non-affiliates	3,208,968
Interest	579,846
Securities lending	60,121

Total income	3,848,935

Expenses:
Investment advisory fees	6,071,937
Stockholder reports	202,626
Custody and transfer agent fees	120,966
Directors’ fees	59,886
Administrative and office facilities expenses	50,964
Professional fees	31,130
Other expenses	55,929

Total expenses	6,593,438

Net investment income (loss)	(2,744,503)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Affiliated Companies	5,043,390
Non-affiliates	21,462,331
Net change in unrealized appreciation (depreciation) on investments	63,304,077

Net realized and unrealized gain (loss) on investments	89,809,798

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	87,065,295

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$80,575,295

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 31

ROYCE VALUE TRUST, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,744,503)	$(2,493,169)
Net realized gain (loss) on investments	26,505,721	74,989,675
Net change in unrealized appreciation (depreciation) on investments	63,304,077	208,275,790

Net increase (decrease) in net assets resulting from investment operations	87,065,295	280,772,296

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(12,252,107)
Quarterly distributions*	(6,490,000)	(22,225)

Total distributions to Preferred Stockholders	(6,490,000)	(12,274,332)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	80,575,295	268,497,964

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(61,293,595)
Quarterly distributions*	(34,664,021)	–

Total distributions to Common Stockholders	(34,664,021)	(61,293,595)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	–	54,487,617
Offering costs from issuance of Preferred Stock	–	(7,261,800)
Reinvestment of distributions to Common Stockholders	19,722,271	35,567,306

Total capital stock transactions	19,722,271	82,793,123

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	65,633,545	289,997,492
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	850,773,115	560,775,623

End of period (including undistributed net investment income (loss) of $(2,744,503) in 2004)	$916,406,660	$850,773,115

*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended		Years ended December 31,
	June 30, 2004
	(unaudited)		2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$17.03		$13.22	$17.31	$16.56	$15.77	$15.72

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)		(0.05)	(0.02)	0.05	0.18	0.26
Net realized and unrealized gain (loss) on investments	1.77		5.64	(2.25)	2.58	2.58	1.65

Total investment operations	1.72		5.59	(2.27)	2.63	2.76	1.91

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	(0.01)	(0.01)	(0.03)	(0.04)
Net realized gain on investments	–		(0.26)	(0.28)	(0.30)	(0.30)	(0.32)
Quarterly distributions*	(0.13)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.13)		(0.26)	(0.29)	(0.31)	(0.33)	(0.36)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.59		5.33	(2.56)	2.32	2.43	1.55

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	(0.07)	(0.05)	(0.13)	(0.15)
Net realized gain on investments	–		(1.30)	(1.44)	(1.44)	(1.35)	(1.22)
Quarterly distributions*	(0.69)		–	–	–	–	–

Total distributions to Common Stockholders	(0.69)		(1.30)	(1.51)	(1.49)	(1.48)	(1.37)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		(0.00)	(0.02)	(0.08)	(0.16)	(0.13)
Effect of rights offering and Preferred Stock offering	–		(0.22)	–	–	–	–

Total capital stock transactions	(0.00)		(0.22)	(0.02)	(0.08)	(0.16)	(0.13)

NET ASSET VALUE, END OF PERIOD	$17.93		$17.03	$13.22	$17.31	$16.56	$15.77

MARKET VALUE, END OF PERIOD	$17.61		$17.21	$13.25	$15.72	$14.438	$13.063

TOTAL RETURN (a):
Market Value	6.5	%***	42.0%	(6.9)%	20.0%	22.7%	5.7%
Net Asset Value	9.6	%***	40.8%	(15.6)%	15.2%	16.6%	11.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.49	%**	1.49%	1.72%	1.61%	1.43%	1.39%
Management fee expense	1.37	%**	1.34%	1.56%	1.45%	1.25%	1.18%
Other operating expenses	0.12	%**	0.15%	0.16%	0.16%	0.18%	0.21%
Net investment income (loss)	(0.62	)%**	(0.36)%	(0.09)%	0.35%	1.18%	1.47%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$916,407		$850,773	$560,776	$689,141	$623,262	$552,928
Liquidation Value of Preferred Stock, End of Period (in thousands)	$220,000		$220,000	$160,000	$160,000	$160,000	$160,000
Portfolio Turnover Rate	9%		23%	35%	30%	36%	41%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	6,400,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$129.14		$121.68	$112.62	$132.68	$122.38	$111.40
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
5.90% Cumulative	$24.46		$25.04	–	–	–	–
7.80% Cumulative	–		$25.87	$26.37	$25.70	$23.44	$24.98
7.30% Tax-Advantaged Cumulative	–		$25.53	$25.82	$25.37	$22.35	$24.24

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.19%, 1.19%, 1.38%, 1.30%, 1.12% and 1.06% for the periods ended June 30, 2004 and December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82%, 1.65%, 1.51% and 1.48% for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 33

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Capital Stock:

      The Fund issued 1,153,402 and 2,448,904 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
      On March 10, 2003, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on January 28, 2003. The rights offering was fully subscribed, resulting in the issuance of 5,090,083 common shares at a price of $10.77, and proceeds of $54,820,194 to the Fund prior to the deduction of estimated expenses of $332,577. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.07 per share as a result of the issuance.
      On October 10, 2003, the Fund redeemed all (2,400,000 shares) of its then outstanding 7.80% Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.0975 per share, and all (4,000,000 shares) of its outstanding 7.30% Tax-Advantaged Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.09125 per share. On October 9, 2003, the Fund received net proceeds of $213,070,000 (after underwriting discounts of $6,930,000 and before estimated offering expenses of $331,800) from the public offering of 8,800,000 shares of 5.90% Cumulative Preferred Stock. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the 5.90% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At June 30, 2004, 8,800,000 shares of the 5.90% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
      For the six months ended June 30, 2004 the Fund accrued and paid Royce advisory fees totaling $6,071,937.

Purchases and Sales of Investment Securities:

      For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $132,416,200 and $90,575,726, respectively.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 35

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Transactions in Shares of Affiliated Companies:
      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2004:

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Purchases	Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/04	Market Value 6/30/04

CompX International *	482,200	$3,086,080	$–	$–	$–	$–
Falcon Products	761,600	3,351,040	109,500	–	–	–	791,600	$2,105,656
MGP Ingredients *	417,322	6,572,822	–	2,682,904	5,043,390	–
Peerless Manufacturing	1,58,600	2,045,940	–	–	–	–	158,600	1,879,410
Richardson Electronics * 7.25% Conv. Due 12/15/06	1,319,000	1,213,480	–	–	–	–
Synalloy Corporation	345,000	2,387,400	–	–	–	–	345,000	3,519,000

		$18,656,762			$5,043,390	–		$7,504,066

* Not an affiliated company at June 30, 2004.
36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS – 104.5%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 7.3%			Media and Broadcasting - 0.4%
Apparel and Shoes - 3.1%			†Outdoor Channel Holdings [a,c]	27,900	$962,550
Ashworth [a]	58,100	$482,811
Delta Apparel	146,500	3,567,275	Restaurants and Lodgings - 0.3%
Innovo Group [a,c]	86,000	98,040	Angelo and Maxie’s [a]	3,333	2,866
Kleinert’s [a,d]	14,200	–	Benihana Cl. A [a]	34,770	518,073
Steven Madden [a]	14,500	289,565	BUCA [a,c]	30,000	159,900
Marisa Christina [a]	76,600	96,516	California Pizza Kitchen [a]	10,000	191,600
Mossimo [a]	103,000	386,250
Oshkosh B’Gosh Cl. A	37,000	923,890			872,439
Skechers U.S.A. Cl. A [a,c]	44,000	572,000
Weyco Group	60,000	2,057,460	Retail Stores - 4.7%
			†America’s Car-Mart [a,c]	23,000	690,690
		8,473,807	Brookstone [a]	51,750	1,037,587
			Buckle (The)	36,500	1,031,125
Collectibles - 0.8%			Cato Corporation Cl. A	58,000	1,302,100
Action Performance Companies	5,000	75,350	Deb Shops	19,900	478,794
The Boyds Collection [a]	227,700	755,964	Dress Barn (The) [a,c]	53,660	918,659
Enesco Group [a]	37,400	335,104	La Senza Corporation	99,900	731,775
Topps Company (The)	101,000	979,700	†REX Stores [a,c]	38,000	465,500
			Shoe Carnival [a]	11,000	165,110
		2,146,118	Stein Mart [a]	285,200	4,637,352
			United Retail Group [a]	60,600	155,136
Food/Beverage/Tobacco - 0.2%			Wet Seal (The) Cl. A [a,c]	227,000	1,187,210
Green Mountain Coffee Roasters [a,c]	28,600	531,102
Riviana Foods	1,200	31,404			12,801,038

		562,506	Other Consumer Services - 0.4%
			Ambassadors Group	7,500	176,325
Home Furnishing and Appliances - 0.8%			Ambassadors International	6,100	78,019
Falcon Products [a]	150,000	399,000	E-LOAN [a,c]	82,500	222,750
Lifetime Hoan [c]	73,854	1,683,133	Rent-Way [a]	66,000	594,000
Stanley Furniture Company	2,500	105,275
					1,071,094
		2,187,408
			Total (Cost $10,473,009)		16,301,761
Publishing - 0.4%
Information Holdings [a]	40,000	1,094,800	Diversified Investment Companies – 2.0%
			Closed-End Mutual Funds - 2.0%
Sports and Recreation - 1.0%			†ASA	81,500	2,941,335
Monaco Coach	73,900	2,081,763	Central Fund of Canada Cl. A	237,000	1,246,620
National R.V. Holdings [a]	31,800	469,050	†MVC Capital [a]	122,200	1,153,568

		2,550,813	Total (Cost $5,075,465)		5,341,523

Other Consumer Products - 1.0%			Financial Intermediaries – 7.2%
Burnham Holdings Cl. A	1,000	28,000	Banking - 2.1%
Cobra Electronics [a]	10,000	87,800	Abigail Adams National Bancorp	17,000	255,850
Concord Camera [a]	5,000	16,500	Arrow Financial	13,500	411,075
Cross (A.T.) Company Cl. A [a]	100,000	477,000	First Midwest Financial	64,800	1,539,000
†EZCORP Cl. A [a,c]	15,000	148,800	First National Lincoln	40,200	783,900
JAKKS Pacific [a]	30,000	623,700	FirstBank NW	4,930	132,420
Lazare Kaplan International [a]	151,700	1,281,865	Lakeland Financial	22,500	753,750
			Pacific Mercantile Bancorp [a]	39,000	424,632
		2,663,665	Peapack-Gladstone Financial	7,800	250,536
			Queen City Investments [a]	948	568,800
Total (Cost $11,615,744)		19,679,117	Sterling Bancorp	18,150	501,303

Consumer Services – 6.0%					5,621,266
Direct Marketing - 0.1%
J. Jill Group [a]	5,500	129,745	Insurance - 4.2%
Sportsman’s Guide (The) [a]	5,000	116,995	American Safety Insurance Holdings [a]	5,000	75,050
ValueVision Media Cl. A [a]	5,000	65,100	Argonaut Group [a]	30,900	569,487
			Independence Holding	18,630	633,420
		311,840	NYMAGIC	67,900	1,792,560
			Navigators Group [a]	37,200	1,074,708
Leisure and Entertainment - 0.1%
IMAX Corporation [a,c]	25,000	138,500
Singing Machine Company (The) [a,c]	5,000	2,500
TiVo [a,c]	20,000	141,800

		282,800

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 37

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Health Services - 1.8%
Insurance (continued)			ATC Healthcare Cl. A [a]	35,000	$17,850
PICO Holdings [a,c]	145,100	$2,774,167	Covalent Group [a]	25,000	95,750
PXRE Group	73,164	1,848,854	†Curative Health Services [a,c]	4,900	42,434
ProAssurance Corporation [a]	29,800	1,016,478	Gentiva Health Services [a]	15,000	243,900
Wellington Underwriting	444,712	727,613	MIM Corporation [a,c]	83,100	722,970
Zenith National Insurance	19,100	928,260	MedCath Corporation [a]	18,000	360,000
			On Assignment [a]	26,100	153,990
		11,440,597	Quovadx [a]	5,000	6,000
			RehabCare Group [a]	22,000	585,860
Real Estate Investment Trusts - 0.7%			SFBC International [a]	15,000	469,950
First Acceptance [a]	258,405	1,808,835	Sierra Health Services [a]	40,000	1,788,000
			†Sun Healthcare Group [a,c]	10,000	90,000
Securities Brokers - 0.2%			Superior Consultant Holdings [a]	10,000	60,000
First Albany	9,600	96,384	U.S. Physical Therapy [a,c]	10,000	137,100
Sanders Morris Harris Group	21,000	309,750
Stifel Financial [a]	8,800	239,360			4,773,804

		645,494	Medical Products and Devices - 3.0%
			Aksys [a,c]	76,000	443,080
Total (Cost $12,694,481)		19,516,192	Allied Healthcare Products [a]	258,400	1,294,584
			Cantel Medical [a,c]	19,000	409,450
Financial Services – 1.2%			CONMED Corporation [a]	3,900	106,860
Insurance Brokers - 0.4%			Exactech [a]	60,200	1,306,340
Clark [a]	20,900	387,695	Medical Action Industries [a]	58,500	1,076,400
CorVel Corporation [a,c]	28,750	815,062	Molecular Devices [a,c]	25,500	453,390
			NMT Medical [a]	44,000	165,000
		1,202,757	OrthoLogic Corporation [a]	20,000	173,400
			Orthofix International [a]	28,000	1,196,440
Other Financial Services - 0.8%			Osteotech [a]	26,100	169,389
MicroFinancial [a]	10,000	33,900	PLC Systems [a]	105,200	85,212
PRG-Schultz International [a]	365,000	1,996,550	†Synovis Life Technologies [a,c]	5,000	53,750
			Utah Medical Products	42,300	1,117,566
		2,030,450
					8,050,861
Total (Cost $2,814,985)		3,233,207
			Personal Care - 1.5%
Health – 11.1%			CCA Industries	69,000	581,670
Commercial Services - 2.8%			Helen of Troy [a,c]	20,000	737,400
Bruker BioSciences [a]	195,300	951,111	Lifeline Systems [a]	20,400	482,664
First Consulting Group [a]	274,700	1,516,344	Nature’s Sunshine Products	36,000	512,640
ICON ADR [a,b]	800	35,192	Ocular Sciences [a]	47,300	1,797,400
PAREXEL International [a,c]	121,400	2,403,720
The TriZetto Group [a]	182,000	1,219,400			4,111,774
Young Innovations	61,450	1,560,830
			Total (Cost $20,615,947)		30,035,425
		7,686,597
			Industrial Products – 16.1%
Drugs and Biotech - 2.0%			Automotive - 0.4%
†Able Laboratories [a,c]	2,500	51,400	Spartan Motors	2,800	34,300
Antigenics [a,c]	60,800	520,448	Strattec Security [a]	3,300	225,819
Arena Pharmaceuticals [a,c]	14,000	76,440	Wescast Industries Cl. A	37,900	915,285
BioSource International [a]	177,900	1,255,974
CancerVax Corporation [a,c]	15,000	114,150			1,175,404
Cerus Corporation [a]	20,000	48,000
Durect Corporation [a,c]	44,100	153,909	Building Systems and Components - 2.0%
DUSA Pharmaceuticals [a,c]	10,200	96,900	Juno Lighting [a]	126,600	4,519,620
Emisphere Technologies [a,c]	174,700	716,270	LSI Industries	67,812	779,838
Genitope Corporation [a]	10,000	98,710
Geron Corporation [a,c]	6,000	48,540			5,299,458
†Hi-Tech Pharmacal [a,c]	30,000	490,200
Maxim Pharmaceuticals [a,c]	6,200	59,830	Construction Materials - 1.4%
Maxygen [a,c]	5,000	52,850	Ash Grove Cement Company	8,000	1,036,000
Myriad Genetics [a,c]	45,000	671,400	Monarch Cement	50,410	1,146,827
Nabi Biopharmaceuticals [a]	5,000	71,100	Synalloy Corporation [a]	171,000	1,744,200
NeoPharm [a]	1,000	10,330
Regeneration Technologies [a]	21,000	225,330			3,927,027
Sangamo BioSciences [a]	10,000	60,200
VIVUS [a,c]	162,200	590,408	Industrial Components - 2.6%
			Aaon [a]	47,500	959,025
		5,412,389

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Quixote Corporation	35,000	$701,750
Industrial Components (continued)			Raven Industries	20,000	710,600
Bel Fuse Cl. A	52,600	$1,891,496
Penn Engineering & Manufacturing	56,600	1,213,504			6,787,300
Penn Engineering & Manufacturing Cl. A	30,800	562,100
Powell Industries [a,c]	85,300	1,456,924	Total (Cost $25,379,555)		43,551,267
Scientific Technologies [a]	10,700	56,710
Tech/Ops Sevcon	76,200	450,342	Industrial Services – 15.1%
II-VI	10,000	306,600	Advertising and Publishing - 1.1%
Woodhead Industries	10,000	154,600	FindWhat.com [a,c]	10,000	231,400
			†MDC Partners Cl. A [a]	80,000	960,000
		7,051,301	Modem Media [a]	194,200	1,021,492
			NetRatings [a]	50,000	814,500
Machinery - 1.6%
Astec Industries [a,c]	40,200	756,966			3,027,392
Cascade Corporation	24,800	775,000
Hurco Companies [a,c]	16,100	191,896	Commercial Services - 6.4%
Keithley Instruments	14,000	310,100	APAC Customer Services [a,c]	178,900	309,497
Lindsay Manufacturing	10,000	240,200	Administaff [a]	10,000	166,000
MTS Systems	10,000	234,500	American Bank Note Holographics [a]	267,200	681,360
Mueller (Paul) Company	13,650	431,340	Bennett Environmental [a]	13,000	163,020
†Pason Systems	57,200	1,322,691	Butler International [a]	38,500	92,400
			Carlisle Holdings [a]	390,000	2,570,100
		4,262,693	Edgewater Technology [a]	18,339	113,518
			Exponent [a]	68,300	1,835,221
Metal Fabrication and Distribution - 1.5%			Geo Group (The) [a,c]	53,700	1,095,480
†Commonwealth Industries [a]	71,890	743,343	Gevity HR	2,000	52,380
Encore Wire [a]	10,000	275,700	Hardinge	5,000	60,100
Memry Corporation [a]	114,100	189,406	iGATE Corporation [a]	309,700	1,232,606
Metals USA [a]	70,000	1,251,600	Kforce [a]	55,000	519,200
NN	127,300	1,617,983	NCO Group [a]	20,000	533,800
Universal Stainless & Alloy Products [a]	7,700	83,622	NIC [a]	26,800	192,156
			New Horizons Worldwide [a]	141,000	846,000
		4,161,654	†Pegasus Solutions [a,c]	59,700	783,861
			Pegasystems [a,c]	211,600	1,851,500
Paper and Packaging - 0.1%			Pemstar [a,c]	157,500	365,400
Mod-Pac Corporation [a]	23,200	206,921	RemedyTemp Cl. A [a]	98,200	1,188,220
			TRC Companies [a,c]	33,400	557,112
Pumps, Valves and Bearings - 1.2%			Volt Information Sciences [a]	36,600	1,153,266
Gardner Denver [a]	14,600	407,340	Westaff [a]	362,500	1,025,875
Gorman-Rupp Company	2,700	73,359
Sun Hydraulics	150,850	2,657,977			17,388,072

		3,138,676	Engineering and Construction - 1.4%
			Comfort Systems USA [a]	77,000	492,030
Specialty Chemicals and Materials - 2.6%			Devcon International [a]	21,700	256,277
Aceto	131,446	2,313,450	Insituform Technologies Cl. A [a]	89,000	1,448,030
American Pacific	36,000	271,440	Keith Companies [a]	10,000	144,000
Balchem Corporation	10,000	275,000	Skyline Corporation	32,100	1,304,865
CFC International [a]	136,700	1,053,957
Eastern Company (The)	61,627	1,029,171			3,645,202
Hawkins	122,667	1,469,551
NuCo2 [a,c]	20,000	394,000	Food and Tobacco Processors - 0.9%
Park Electrochemical	10,000	252,500	ML Macadamia Orchards L.P.	120,200	494,022
			Seneca Foods Cl. A [a]	62,500	1,140,625
		7,059,069	Seneca Foods Cl. B [a]	42,500	775,668

Textiles - 0.2%					2,410,315
Fab Industries	56,400	192,324
†Tag-It Pacific [a,c]	67,000	289,440	Industrial Distribution - 0.8%
			Central Steel & Wire	1,200	570,000
		481,764	Elamex [a]	70,200	151,632
			Lawson Products	19,500	743,925
Other Industrial Products - 2.5%			Strategic Distribution	59,690	784,924
Airboss of America [a]	159,300	237,655
BHA Group Holdings	93,915	3,554,683			2,250,481
EnPro Industries [a,c]	20,000	459,600
Maxwell Technologies [a]	15,300	197,370	Printing - 1.6%
Myers Industries	29,342	413,722	Bowne & Co.	66,500	1,054,025
Peerless Manufacturing [a]	43,200	511,920	Courier Corporation	15,300	638,622
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 39

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			†Etruscan Resources [a,c]	575,900	$850,576
Printing (continued)			MK Resources Company [a]	516,300	1,342,380
Ennis Business Forms	11,200	$218,400	Northern Orion Resources [a]	165,000	377,853
New England Business Service	32,400	1,425,600
Schawk Cl. A	75,700	1,057,529			4,195,364

		4,394,176	Real Estate - 0.9%
			HomeFed Corporation [a]	69,352	2,340,630
Transportation and Logistics - 2.2%			Kennedy-Wilson [a]	21,500	150,285
AirNet Systems [a]	196,000	878,080
Forward Air [a]	43,800	1,638,120			2,490,915
†Frontier Airlines [a,c]	27,000	293,760
Frozen Food Express Industries [a]	141,000	967,260	Other Natural Resources - 0.2%
Hub Group Cl. A [a]	6,500	221,650	Pope Resources L.P.	33,000	643,500
Knight Transportation [a]	28,925	831,015
Marten Transport [a]	5,000	93,250	Total (Cost $14,579,736)		28,022,155
Patriot Transportation Holding [a]	28,400	937,200
Vitran Corporation Cl. A [a]	5,000	82,250	Technology – 23.3%
			Aerospace and Defense - 2.4%
		5,942,585	Astronics Corporation [a]	104,000	560,560
			CPI Aerostructures [a]	62,000	700,600
Other Industrial Services - 0.7%			Ducommun [a]	84,500	1,806,610
Landauer	21,300	951,258	Fairchild Corporation (The) Cl. A [a]	76,500	327,420
Perma-Fix Environmental Services [a]	156,000	279,240	HEICO Corporation	54,600	996,450
Team [a]	39,000	631,410	HEICO Corporation Cl. A	4,160	58,032
			Herley Industries [a]	81,000	1,582,740
		1,861,908	Kaman Corporation Cl. A	22,500	314,775
			MAIR Holdings [a,c]	8,600	70,176
Total (Cost $26,364,681)		40,920,131	SIFCO Industries [a]	45,800	167,170

Natural Resources – 10.3%					6,584,533
Energy Services - 4.6%
Carbo Ceramics	33,600	2,293,200	Components and Systems - 5.9%
Conrad Industries [a]	98,000	235,200	Advanced Photonix Cl. A [a,c]	267,900	648,318
Dril-Quip [a]	66,500	1,243,550	†AlphaSmart [a,c]	16,200	91,206
†Gulf Island Fabrication	59,500	1,286,985	Bonso Electronics International [a]	39,300	235,800
GulfMark Offshore [a]	70,200	1,107,756	CSP [a]	127,581	944,099
†Horizon Offshore [a,c]	176,000	174,240	Cable Design Technologies [a]	30,000	318,000
Input/Output [a,c]	168,500	1,396,865	Del Global Technologies [a]	168,279	429,111
Lufkin Industries	36,000	1,151,280	Excel Technology [a]	97,900	3,255,175
NATCO Group Cl. A [a]	100,400	774,084	†International DisplayWorks [a,c]	51,000	216,750
Tesco Corporation [a,c]	25,000	202,250	Intrusion [a,c]	18,750	37,125
Trican Well Service [a]	5,000	156,646	Kronos [a]	17,375	715,850
Valley National Gases [a]	30,100	307,020	Lantronix [a]	34,500	43,815
Veritas DGC [a,c]	37,700	872,755	MOCON	22,600	192,100
Willbros Group [a,c]	79,900	1,204,093	Mobility Electronics [a]	1,000	8,420
			Neoware Systems [a,c]	48,000	396,960
		12,405,924	Newport Corporation [a,c]	45,000	727,650
			OSI Systems [a,c]	13,000	259,090
Oil and Gas - 3.1%			Performance Technologies [a]	44,750	421,098
Bonavista Energy Trust	132,000	2,268,596	Plexus Corporation [a]	21,500	290,250
Contango Oil & Gas Company [a]	30,000	199,500	Printronix [a]	32,700	482,325
†Delta Petroleum [a,c]	39,000	524,550	REMEC [a]	166,500	1,052,280
Denbury Resources [a]	53,800	1,127,110	Richardson Electronics	202,100	2,239,268
Evergreen Resources [a]	25,000	1,010,000	TransAct Technologies [a]	78,600	2,485,332
†Gulfport Energy [a,c]	182,400	419,520	Zomax [a]	86,000	324,220
Nuvista Energy [a]	121,000	741,019
†Pioneer Drilling Company [a,c]	45,000	345,600			15,814,242
Plains Exploration & Production Company [a]	24,140	442,969
Prima Energy [a]	18,000	712,260	Distribution - 0.9%
Toreador Resources [a,c]	67,300	495,328	Agilysys	90,000	1,241,100
			Bell Industries [a]	85,700	257,100
		8,286,452	Jaco Electronics [a]	31,400	190,912
			Nu Horizons Electronics [a]	40,000	360,000
Precious Metals and Mining - 1.5%			Pomeroy IT Solutions	35,000	417,200
Apex Silver Mines [a]	78,100	1,331,605
Brush Engineered Materials [a]	15,500	292,950			2,466,312

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Brooktrout [a]	27,100	$292,951
Internet Software and Services - 0.7%			C-COR.net [a]	5,000	51,450
Inforte Corporation [a]	40,000	$403,960	Captaris [a]	50,000	323,000
Keynote Systems [a]	7,200	99,000	Centillium Communications [a]	108,000	413,640
Lionbridge Technologies [a,c]	37,500	286,875	Computer Network Technology [a,c]	20,000	119,800
LookSmart [a]	20,000	43,400	Giga-tronics [a]	3,200	5,920
†Raindance Communications [a,c]	52,000	108,160	Interland [a]	2,500	7,025
RealNetworks [a]	65,700	449,388	MetaSolv [a]	5,800	16,472
Register.com [a]	41,857	249,468	North Pittsburgh Systems	15,700	314,785
Stamps.com [a]	21,200	216,028	Optical Communication Products [a]	45,000	109,800
Vastera [a]	25,000	75,000	PC-Tel [a]	28,100	331,580
			Radyne ComStream [a]	79,400	635,200
		1,931,279	SpectraLink Corporation	57,000	849,300
			†Terremark Worldwide [a,c]	345,000	293,250
IT Services - 4.8%			Tollgrade Communications [a]	20,000	212,400
CIBER [a]	207,662	1,706,982	ViaSat [a]	95,200	2,375,240
Computer Task Group [a]	341,100	1,347,345
Covansys Corporation [a]	242,500	2,505,025			7,879,603
DiamondCluster International [a]	158,100	1,373,889
DynTek Cl. A [a]	100,000	80,000	Total (Cost $39,622,989)		63,032,942
Forrester Research [a,c]	105,500	1,967,575
Sapient Corporation [a,c]	500,000	3,005,000	Miscellaneous – 4.9%
Syntel	56,800	940,040	Total (Cost $12,742,199)		13,344,496
Tier Technologies Cl. B [a]	6,800	66,232
			TOTAL COMMON STOCKS
		12,992,088	(Cost $181,978,791)		282,978,216

Semiconductors and Equipment - 1.5%			PREFERRED STOCKS – 0.5%
August Technology [a]	2,000	25,080	Angelo and Maxie’s 10.00% Conv.	6,991	16,149
Exar Corporation [a]	68,500	1,004,210	Seneca Foods Conv. [a]	75,409	1,364,903
FSI International [a]	34,500	269,445
Helix Technology	9,500	202,635	TOTAL PREFERRED STOCKS
Inficon Holding ADR [a,b,c]	10,000	87,500	(Cost $957,998)		1,381,052
Intevac [a]	85,450	757,942
†Monolithic System Technology [a,c]	5,000	37,650		PRINCIPAL
PDF Solutions [a,c]	30,000	254,100		AMOUNT
Photronics [a]	29,750	563,465	U.S. TREASURY OBLIGATIONS – 1.8%
QuickLogic Corporation [a]	20,000	69,800	U.S. Treasury Notes
Semitool [a]	25,500	288,660	1.875%, due 9/30/04	$5,000,000	5,006,250
SIPEX Corporation [a,c]	58,000	330,600
White Electronic Designs [a]	10,000	52,400	TOTAL U.S. TREASURY OBLIGATIONS
			(Cost $5,002,167)		5,006,250
		3,943,487
			REPURCHASE AGREEMENT – 15.5%
Software - 4.2%			State Street Bank & Trust Company,
Aladdin Knowledge Systems [a]	27,300	449,085	0.60% dated 6/30/04, due 7/1/04,
ANSYS [a,c]	15,400	723,800	maturity value $42,146,702
Applix [a]	20,000	86,200	(collateralized by U.S. Treasury Bonds,
ILOG ADR [a,b,c]	35,000	447,650	12.75% due 11/15/10, valued at $42,994,494)
Indus International [a]	180,200	378,420	(Cost $42,146,000)		42,146,000
Integral Systems	59,000	948,720
†Intervideo [a,c]	2,000	25,880	COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.3%
JDA Software Group [a,c]	59,500	783,615	U.S. Treasury Bonds
MSC.Software [a,c]	17,700	158,415	5.50%-13.25% due 2/15/06-8/15/28		41,111
OpenTV Cl. A [a]	40,333	83,893	U.S. Treasury Notes
Peerless Systems [a]	36,600	46,482	1.625%-6.75% due 8/31/04-1/15/14		35,614
PLATO Learning [a]	121,142	1,200,517	Money Market Funds
SCO Group (The) [a,c]	23,500	137,475	State Street Navigator Securities Lending
SPSS [a]	91,900	1,651,443	Prime Portfolio		11,495,360
Transaction Systems Architects Cl. A [a]	140,100	3,016,353
Verity [a]	95,000	1,283,450	(Cost $11,572,085)		11,572,085

		11,421,398

Telecommunications - 2.9%
Anaren [a]	93,500	1,527,790
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 41

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

VALUE

TOTAL INVESTMENTS – 126.6%
(Cost $241,657,041)	$343,083,603

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.5)%	(12,171,107)

PREFERRED STOCK – (22.1)%	(60,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$270,912,496

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2004. Total market value of loaned securities at June 30, 2004 was $11,297,088.
[d]	A security for which market quotations are no longer readily available represents 0% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $242,550,297. At June 30, 2004, net unrealized appreciation for all securities was $100,533,306, consisting of aggregate gross unrealized appreciation of $108,621,486 and aggregate gross unrealized depreciation of $8,088,180. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments at value (including collateral on loaned securities)*	$300,937,603
Repurchase agreement (at cost and value)	42,146,000
Cash	560
Receivable for investments sold	280,322
Receivable for dividends and interest	131,712
Prepaid expenses	44

Total Assets	343,496,241

LIABILITIES:
Payable for collateral on loaned securities	11,572,085
Payable for investments purchased	517,036
Payable for investment advisory fee	315,568
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	99,056

Total Liabilities	12,583,745

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$270,912,496

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 19,532,180 shares outstanding (150,000,000 shares authorized)	$152,388,696
Undistributed net investment income (loss)	2,276,672
Accumulated net realized gain (loss) on investments	26,846,681
Net unrealized appreciation (depreciation) on investments	101,426,562
Quarterly and accrued distributions	(12,026,115)

Net Assets applicable to Common Stockholders (net asset value per share – $13.87)	$270,912,496

*Investments at identified cost	$199,511,041

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 43

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends	$750,518
Interest	116,366
Securities lending	32,682

Total income	899,566

Expenses:
Investment advisory fees	1,841,056
Custody and transfer agent fees	79,055
Stockholder reports	63,223
Directors’ fees	28,277
Professional fees	20,618
Administrative and office facilities expenses	14,845
Other expenses	25,768

Total expenses	2,072,842

Net investment income (loss)	(1,173,276)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	17,489,862
Net change in unrealized appreciation (depreciation) on investments	6,428,815

Net realized and unrealized gain (loss) on investments	23,918,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	22,745,401

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$20,945,401

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,173,276)	$(1,643,163)
Net realized gain (loss) on investments	17,489,862	30,865,842
Net change in unrealized appreciation (depreciation) on investments	6,428,815	67,143,086

Net increase (decrease) in net assets resulting from investment operations	22,745,401	96,365,765

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	–	(3,236,104)
Quarterly distributions*	(1,800,000)	(11,111)

Total distributions to Preferred Stockholders	(1,800,000)	(3,247,215)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	20,945,401	93,118,550

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	–	(16,874,985)
Quarterly distributions*	(10,146,115)	–

Total distributions to Common Stockholders	(10,146,115)	(16,874,985)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	–	(2,097,350)
Reinvestment of distributions to Common Stockholders	6,688,158	11,707,658

Total capital stock transactions	6,688,158	9,610,308

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	17,487,444	85,853,873
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	253,425,052	167,571,179

End of period (including undistributed net investment income (loss) of $2,276,672 in 2004 and $3,449,948 in 2003)	$270,912,496	$253,425,052

*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 45

ROYCE MICRO-CAP TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2004
	(unaudited)		2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$13.33		$9.39	$11.83	$10.14	$11.00	$10.06

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)		(0.09)	(0.13)	(0.05)	0.09	0.12
Net realized and unrealized gain (loss) on investments	1.24		5.28	(1.29)	2.57	1.23	1.35

Total investment operations	1.18		5.19	(1.42)	2.52	1.32	1.47

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	–	(0.01)	(0.05)
Net realized gain on investments	–		(0.18)	(0.18)	(0.19)	(0.22)	(0.18)
Quarterly distributions*	(0.09)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.09)		(0.18)	(0.18)	(0.19)	(0.23)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.09		5.01	(1.60)	2.33	1.09	1.24

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	–	(0.09)	(0.06)
Net realized gain on investments	–		(0.92)	(0.80)	(0.57)	(1.63)	(0.21)
Quarterly distributions*	(0.53)		–	–	–	–	–

Total distributions to Common Stockholders	(0.53)		(0.92)	(0.80)	(0.57)	(1.72)	(0.27)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	–		(0.11)	–	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.02)		(0.04)	(0.04)	(0.07)	(0.23)	(0.03)

Total capital stock transactions	(0.02)		(0.15)	(0.04)	(0.07)	(0.23)	(0.03)

NET ASSET VALUE, END OF PERIOD	$13.87		$13.33	$9.39	$11.83	$10.14	$11.00

MARKET VALUE, END OF PERIOD	$13.40		$12.60	$8.44	$10.50	$8.625	$9.00

TOTAL RETURN (a):
Market Value	10.8	%***	63.6%	(12.7)%	28.8%	15.3%	4.5%
Net Asset Value	8.4	%***	55.6%	(13.8)%	23.4%	10.9%	12.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.56	%**	1.82%	1.96%	1.78%	1.32%	1.27%
Management fee expense	1.39	%**	1.59%	1.59%	1.57%	1.08%	0.91%
Other operating expenses	0.17	%**	0.23%	0.37%	0.21%	0.24%	0.36%
Net investment income (loss)	(0.89	)%**	(0.82)%	(1.23)%	(0.43)%	0.74%	1.20%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$270,912		$253,425	$167,571	$200,443	$163,820	$151,269
Liquidation Value of Preferred Stock, End of Period (in thousands)	$60,000		$60,000	$40,000	$40,000	$40,000	$40,000
Portfolio Turnover Rate	16%		26%	39%	27%	49%	49%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$137.88		$130.59	$129.73	$150.28	$127.39	$119.54
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.62		$25.37	–	–	–	–
7.75% Cumulative	–		$25.70	$25.91	$25.30	$23.08	$24.67

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.28%, 1.49%, 1.62%, 1.46%, 1.06% and 0.98% for the periods ended June 30, 2004 and December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04%, 1.81% and 1.44% for the periods ended December 31, 2003, 2002, 2001 and 1999, respectively.

(d)	The average of month-end market values during the period that the preferred stock was outstanding.

*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.
46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 47

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Securities Lending:

      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:

      The Fund issued 516,840 and 1,173,282 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
      On October 20, 2003, the Fund redeemed all (1,600,000 shares) of its then outstanding 7.75% Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.15069 per share. On October 16, 2003, the Fund received net proceeds of $58,110,000 (after underwriting discounts of $1,890,000 and before estimated offering expenses of $207,350) from the public offering of 2,400,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At June 30, 2004, 2,400,000 shares of the 6.00% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
      For the six months ended June 30, 2004 the Fund accrued and paid Royce advisory fees totaling $1,841,056.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $44,735,404 and $45,266,499, respectively.
48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS – 93.6%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 6.7%			Construction Materials - 3.0%
Sports and Recreation - 3.4%			Florida Rock Industries	67,500	$2,846,475
Callaway Golf Company	75,000	$850,500
Winnebago Industries	65,000	2,423,200	Machinery - 7.0%
			Lincoln Electric Holdings	75,000	2,556,750
		3,273,700	†Pason Systems	100,000	2,312,397
			Woodward Governor Company	24,400	1,759,484
Other Consumer Products - 3.3%
Matthews International Cl. A	42,500	1,399,950			6,628,631
Yankee Candle Company [a]	60,000	1,755,000
			Metal Fabrication and Distribution - 5.9%
		3,154,950	†IPSCO	100,000	2,253,000
			†Schnitzer Steel Industries Cl. A	100,000	3,396,000
Total (Cost $3,984,719)		6,428,650
					5,649,000
Consumer Services – 4.5%
Direct Marketing - 3.2%			Total (Cost $11,055,899)		19,052,506
Nu Skin Enterprises Cl. A	119,900	3,035,868
			Industrial Services – 7.0%
Retail Stores - 1.3%			Commercial Services - 3.4%
Big Lots [a]	89,400	1,292,724	Carlisle Holdings [a,b]	300,000	1,977,000
			West Corporation [a]	50,000	1,307,500
Total (Cost $1,899,181)		4,328,592
					3,284,500
Financial Intermediaries – 10.3%
Insurance - 8.1%			Engineering and Construction - 2.4%
Alleghany Corporation [a]	12,546	3,600,702	Dycom Industries [a]	80,000	2,240,000
ProAssurance Corporation [a]	47,155	1,608,457
White Mountains Insurance Group	3,000	1,530,000	Industrial Distribution - 1.2%
Zenith National Insurance	20,000	972,000	Ritchie Bros. Auctioneers	40,000	1,164,400

		7,711,159	Total (Cost $3,197,443)		6,688,900

Other Financial Intermediaries - 2.2%			Natural Resources – 19.1%
TSX Group	60,300	2,141,041	Energy Services - 9.4%
			Ensign Resource Service Group	150,000	2,370,953
Total (Cost $4,756,081)		9,852,200	Input/Output [a]	350,000	2,901,500
			Tesco Corporation [a]	150,000	1,213,500
Financial Services – 5.6%			†Trican Well Service [a]	80,000	2,506,341
Information and Processing - 2.8%
eFunds Corporation [a]	150,000	2,625,000			8,992,294

Investment Management - 2.8%			Precious Metals and Mining - 9.7%
†Gabelli Asset Management Cl. A	35,000	1,487,500	Glamis Gold [a]	180,000	3,155,400
U.S. Global Investors Cl. A [a]	345,605	1,226,898	Goldcorp	180,000	2,100,600
			Hecla Mining Company [a]	400,000	2,280,000
		2,714,398	Meridian Gold [a]	130,000	1,686,100

Total (Cost $4,222,827)		5,339,398			9,222,100

Health – 14.2%			Total (Cost $14,675,855)		18,214,394
Commercial Services - 3.2%
†Bruker BioSciences [a]	635,000	3,092,450	Technology – 6.2%
			Components and Systems - 1.4%
Drugs and Biotech - 7.1%			Richardson Electronics	120,000	1,329,600
Endo Pharmaceuticals Holdings [a]	75,000	1,758,750
Lexicon Genetics [a]	300,000	2,352,000	IT Services - 0.9%
†Myriad Genetics [a]	60,000	895,200	Syntel	50,000	827,500
†Orchid BioSciences [a,b]	150,000	1,155,000
VIVUS [a,b]	170,800	621,712	Semiconductors and Equipment - 1.8%
			CEVA [a]	124,200	982,422
		6,782,662	Exar Corporation [a]	50,000	733,000

Medical Products and Devices - 1.9%					1,715,422
Arrow International	60,000	1,795,200
			Software - 2.1%
Personal Care - 2.0%			PLATO Learning [a]	100,000	991,000
Ocular Sciences [a]	50,000	1,900,000	Transaction Systems Architects Cl. A [a]	50,000	1,076,500

Total (Cost $10,811,955)		13,570,312			2,067,500

Industrial Products – 20.0%			Total (Cost $4,014,304)		5,940,022
Building Systems and Components - 4.1%
Simpson Manufacturing	70,000	3,928,400	TOTAL COMMON STOCKS
			(Cost $58,618,264)		89,414,974

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 49

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

	PRINCIPAL
	AMOUNT	VALUE		VALUE

CORPORATE BONDS – 3.2%			REPURCHASE AGREEMENT – 6.2%
E*TRADE Financial 6.00%			State Street Bank & Trust Company
Conv. Sub. Note due 2/1/07	$3,000,000	$3,060,000	0.60% dated 6/30/04, due 7/1/04,
			maturity value $5,910,099
TOTAL CORPORATE BONDS			(collateralized by U.S. Treasury Bonds,
(Cost $2,402,466)		3,060,000	7.25% due 5/15/16, valued at $6,030,635)
			(Cost $5,910,000)	$5,910,000
GOVERNMENT BONDS – 6.7%
(Principal Amount shown in			COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.4%
New Zealand dollars.)			Money Market Funds
New Zealand 6.50%, due 2/15/06	10,000,000	6,365,454	State Street Navigator Securities Lending
			Prime Portfolio
TOTAL GOVERNMENT BONDS			(Cost $1,328,990)	1,328,990
(Cost $5,908,069)		6,365,454
			TOTAL INVESTMENTS – 126.6%
U.S. TREASURY OBLIGATIONS – 15.5%			(Cost $89,151,005)	120,934,498
U.S. Treasury Notes			LIABILITIES LESS CASH
7.25%, due 8/15/04	5,000,000	5,036,720	AND OTHER ASSETS – (0.4)%	(394,513)
†1.50%, due 3/31/06	10,000,000	9,818,360	PREFERRED STOCK – (26.2)%	(25,000,000)

TOTAL U.S. TREASURY OBLIGATIONS			NET ASSETS APPLICABLE TO
(Cost $14,983,216)		14,855,080	COMMON STOCKHOLDERS – 100.0%	$95,539,985

[a]	Non-income producing.
[b]	A portion of these securities were on loan at June 30, 2004. Total market value of loaned securities at June 30, 2004 was $1,319,413.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $89,482,397. At June 30, 2004, net unrealized appreciation for all securities was $31,452,101, consisting of aggregate gross unrealized appreciation of $31,843,050 and aggregate gross unrealized depreciation of $390,949. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
50 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE FOCUS TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments at value (including collateral on loaned securities)*	$115,024,498
Repurchase agreement (at cost and value)	5,910,000
Cash	440
Receivable for investments sold	668,309
Receivable for dividends and interest	448,743
Prepaid expenses	736

Total Assets	122,052,726

LIABILITIES:
Payable for collateral on loaned securities	1,328,990
Payable for investment advisory fee	96,456
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	53,962

Total Liabilities	1,512,741

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$95,539,985

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 9,828,631 shares outstanding (100,000,000 shares authorized)	$49,668,899
Undistributed net investment income (loss)	104,221
Accumulated net realized gain (loss) on investments	16,806,005
Net unrealized appreciation (depreciation) on investments	31,783,493
Quarterly and accrued distributions	(2,822,633)

Net Assets applicable to Common Stockholders (net asset value per share – $9.72)	$95,539,985

*Investments at identified cost	$83,241,005

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 51

ROYCE FOCUS TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Income:
Interest	$569,364
Dividends	239,186
Securities lending	2,590

Total income	811,140

Expenses:
Investment advisory fees	582,431
Custody and transfer agent fees	41,500
Stockholder reports	27,597
Professional fees	17,790
Directors’ fees	10,232
Administrative and office facilities expenses	5,333
Other expenses	22,036

Total expenses	706,919

Net investment income (loss)	104,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	13,954,356
Net change in unrealized appreciation (depreciation) on investments	(4,105,089)

Net realized and unrealized gain (loss) on investments	9,849,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	9,953,488

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$9,203,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE FOCUS TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$104,221	$735,458
Net realized gain (loss) on investments	13,954,356	8,288,351
Net change in unrealized appreciation (depreciation) on investments	(4,105,089)	24,687,435

Net increase (decrease) in net assets resulting from investment operations	9,953,488	33,711,244

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(153,283)
Net realized gain on investments	–	(1,355,105)
Quarterly distributions*	(750,000)	(221)

Total distributions to Preferred Stockholders	(750,000)	(1,508,609)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	9,203,488	32,202,635

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(582,175)
Net realized gain on investments	–	(5,147,260)
Quarterly distributions*	(2,039,300)	–

Total distributions to Common Stockholders	(2,039,300)	(5,729,435)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	–	(984,000)
Reinvestment of distributions to Common Stockholders	1,363,719	3,566,912

Total capital stock transactions	1,363,719	2,582,912

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	8,527,907	29,056,112
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:

Beginning of period	87,012,078	57,955,966

End of period (including net investment income (loss) of $104,221 in 2004)	$95,539,985	$87,012,078

*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 53

ROYCE FOCUS TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2004
	(unaudited)		2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$9.00		$6.27	$7.28	$6.77	$5.94	$5.63

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		0.08	(0.01)	0.05	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.01		3.57	(0.74)	0.79	1.26	0.58

Total investment operations	1.02		3.65	(0.75)	0.84	1.38	0.66

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.02)	(0.03)	(0.04)	(0.03)	(0.01)
Net realized gain on investments	–		(0.14)	(0.13)	(0.13)	(0.14)	(0.17)
Quarterly distributions*	(0.08)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)		(0.16)	(0.16)	(0.17)	(0.17)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	0.94		3.49	(0.91)	0.67	1.21	0.48

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.06)	(0.02)	(0.03)	(0.06)	(0.01)
Net realized gain on investments	–		(0.56)	(0.07)	(0.11)	(0.28)	(0.14)
Quarterly distributions*	(0.21)		–	–	–	–	–

Total distributions to Common Stockholders	(0.21)		(0.62)	(0.09)	(0.14)	(0.34)	(0.15)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	–		(0.11)	–	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.01)		(0.03)	(0.01)	(0.02)	(0.04)	(0.02)

Total capital stock transactions	(0.01)		(0.14)	(0.01)	(0.02)	(0.04)	(0.02)

NET ASSET VALUE, END OF PERIOD	$9.72		$9.00	$6.27	$7.28	$6.77	$5.94

MARKET VALUE, END OF PERIOD	$8.71		$8.48	$5.56	$6.65	$5.69	$4.72

TOTAL RETURN (a):
Market Value	5.2	%***	64.0%	(15.1)%	19.7%	27.9%	(0.3)%
Net Asset Value	10.6	%***	54.3%	(12.5)%	10.0%	20.9%	8.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.54	%**	1.57%	1.88%	1.47%	1.44%	1.51%
Management fee expense	1.27	%**	1.14%	1.13%	1.11%	1.00%	1.00%
Other operating expenses	0.27	%**	0.43%	0.75%	0.36%	0.44%	0.51%
Net investment income (loss)	0.23	%**	1.07%	(0.16)%	0.70%	1.93%	1.47%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$95,540		$87,012	$57,956	$66,654	$60,933	$51,003
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$20,000	$20,000	$20,000	$20,000
Portfolio Turnover Rate	24%		49%	61%	54%	69%	60%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	800,000	800,000	800,000	800,000
Asset coverage per share	$120.54		$112.01	$97.44	$108.32	$101.17	$88.75
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.86		$25.45	–	–	–	–
7.45% Cumulative	–		$25.53	$25.64	$25.09	$22.23	$24.00

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.21%, 1.20%, 1.43%, 1.11%, 1.05% and 1.06% for the periods ended June 30, 2004 and December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06%, 1.69%, 1.81% and 1.93%, for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(d)	The average of month-end market values during the period that the preferred stock was outstanding.

*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.
54 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 55

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Securities Lending:

      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:

      The Fund issued 155,253 and 432,353 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
      On October 20, 2003, the Fund redeemed all (800,000 shares) of its then outstanding 7.45% Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.14486 per share. On October 17, 2003, the Fund received net proceeds of $24,212,500 (after underwriting discounts of $787,500 and before estimated offering expenses of $196,500) from the public offering of 1,000,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At June 30, 2004, 1,000,000 shares of the 6.00% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
      For the six months ended June 30, 2004 the Fund accrued and paid Royce advisory fees totaling $582,431.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $31,135,525 and $25,121,300, respectively.
56 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

POSTSCRIPT

“WHAT DOES IT TAKE... TO BE THE BEST?”

          We hear this question a lot, usually in the dramatic, reverential tone of television commercial voiceovers touting everything from cars, Olympic athletes, laundry detergent, chocolate bars, even mutual fund companies. The question, which is almost never answered directly, is followed by the recitation of words such as “commitment... discipline... honesty... integrity,” etc. It’s always a stirring presentation, with beautifully filmed images designed to evoke a given company’s ceaseless devotion to excellence.

          The financial press has its own go at the same idea. Each year, various media outlets provide lists of “The Best Funds for the Current Bull/Bear Market,” “10 Funds to Help You Thrive in 2005’s Economy,” “Want to Retire at 40? These Funds Will Help You Get There in Style” and, of course, the annual “The Year’s Best Mutual Funds” pieces. We have long since resigned ourselves to the inevitability of such features, and, truth be told, we never have a problem when a Royce-managed portfolio makes an appearance on any list with the word “best” in it (unless, of course, it was “Best Funds to Dump Right Now”). Our point, however, has less to do with the proliferation of lists designed to show who’s the best as it does with the question of how “best” is defined and delineated.

          In the mutual fund world, more often than not we see what in our view is a responsible attempt to weigh various factors — long-term historical returns, asset class, investment approach, overall risk factors and current market conditions — and use them to create a list of top performers. As useful as these stories are, and as valuable as the accompanying graphs and tables can be, we still feel a bit uneasy about the use of the term “best.” It’s not that a fund with a superb performance record over a three-year or longer period isn’t worthy of mention; it’s just that an honorific such as “best” seems likely to inspire unreasonable expectations from prospective investors. Then there is the issue of timing. Many mutual funds experience the same cyclical ups and downs as individual stocks, so that by the time a portfolio or company makes a “This Year’s Best” list, it may not be a particularly wise investment. Sometimes, “This Year’s Best” may really be referring to last year’s, three years ago’s or last market cycle’s, and the savvy move might be for an investor to look elsewhere.

          Even more problematic are the stories that do not take all (or even more than one or two) of these criteria into account. The upshot is a piece that provides a list of a bunch of mutual funds that have done well year-to-date or for one year prior to publication, posting or broadcast. This makes it virtually impossible for a prospective shareholder to weigh the various benefits and risks of making an investment in any fund on such a list. More importantly, the implicit point is that shareholders need not trouble themselves over such apparently insignificant issues as market cycle performance, long-term returns, risk or investment style — issues that we think are absolutely critical in evaluating any mutual fund’s track record. As long as short-term performance is strong, such stories suggest, why worry about anything else?

          Well, we worry quite a bit... about everything other than short-term performance. Our security selection process is driven by the idea that we need to know as much as possible about the companies whose stock we own. Developing knowledge about these companies helps us to reduce the risk of losing money, and not losing money is as important to us as making it. We manage small-cap portfolios with strong long-term returns and lower risk over full market cycle periods.
          When and if that effort puts us on a “Best” list, we’ll be pleased. When it doesn’t, which could be often, we won’t worry. In a business full of terrific funds and talented managers, there’s room for plenty to be the “best,” however one chooses to define it.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $17.2 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as nine assistant portfolio managers and analysts, and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $70 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUISERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-SA-0604

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6: Schedule of Investments – See Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable to this semi-annual report.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases – None.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.	ROYCE VALUE TRUST, INC.

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 27, 2004	Date: August 27, 2004